PROSPECTUS
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                    INDIVIDUAL RETIREMENT ANNUITY CONTRACTS
                  FLEXIBLE PREMIUM DEFERRED ANNUITY CONTRACTS

                                   Issued By

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                                320 Park Avenue
                           New York, New York 10022

                                    Through

                      THE AMERICAN SEPARATE ACCOUNT NO. 2
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The American Life Insurance Company of New York (the INSURANCE COMPANY) offers two types of individual variable accumulation annuity contracts (Contracts):
an Individual Retirement Annuity Contract (IRA CONTRACT); and an individual Flexible Premium Deferred Annuity Contract (FPA CONTRACT). The types of IRA Contracts offered include Regular IRAs, Roth IRAs, SIMPLE IRAs and SEP IRAs. This Prospectus refers to persons who are issued IRA or FPA Contracts as POLICYOWNERS.

IRA and FPA Contracts are designed for use by individuals and others for retirement and long-term financial planning. A Policyowner may make Contributions under a Contract and accumulate value. A Policyowner may withdraw value from the Contract during the accumulation period, but a penalty tax generally will apply unless the Policyowner is age 59 1/2 or older. See "Federal Tax Matters--Penalty Taxes" in the Prospectus. At a future date, a Policyowner may choose to apply the accumulated value to provide the Policyowner with fixed monthly Annuity Payments from the Insurance Company.

In general, a Policyowner may make Contributions under a Contract in whatever amounts and at whatever frequency the Policyowner selects. A Policyowner may allocate Contributions to any of the sixteen Funds of The American Separate Account No. 2 (SEPARATE ACCOUNT) or to the General Account of the Insurance Company. This Prospectus refers to the Separate Account Funds and the General Account as the INVESTMENT ALTERNATIVES. A Policyowner at any time may transfer values among the Investment Alternatives.

The value of a Policyowner's Contributions allocated to the Separate Account Funds will accumulate on a variable basis, because the value will vary with the investment experience of the Funds. Each Separate Account Fund invests its assets in a corresponding fund or portfolio of one of the following (the UNDERLYING FUNDS):

 . MUTUAL OF AMERICA INVESTMENT CORPORATION: Money Market Fund, All America
  Fund, Equity Index Fund, Bond Fund, Short-Term Bond Fund, Mid-Term Bond Fund, Composite Fund or Aggressive Equity Fund;

 . VARIABLE INSURANCE PRODUCTS FUNDS OF FIDELITY INVESTMENTS:(R) Equity-Income
  Portfolio of the Variable Insurance Products Fund, and Contrafund and Asset Manager Portfolios of the Variable Insurance Products Fund II (the FIDELITY PORTFOLIOS);

 . SCUDDER VARIABLE LIFE INVESTMENT FUND: Scudder Capital Growth Portfolio,
  Scudder Bond Portfolio, and Scudder International Portfolio;

 . AMERICAN CENTURY VP CAPITAL APPRECIATION FUND of American Century Variable
  Portfolios, Inc.; and

 . CALVERT SOCIAL BALANCED PORTFOLIO of Calvert Variable Series, Inc. (formerly called the Calvert Responsibly Invested Balanced Portfolio).

The current prospectuses for the Underlying Funds are attached to this Prospectus. They describe the investment objectives and policies, and the investment risks, of each of the Underlying Funds. This Prospectus is not valid unless it is attached to the current prospectuses for the Underlying Funds.

THE INSURANCE COMPANY DOES NOT GUARANTEE THE INVESTMENT PERFORMANCE OF ANY FUND OF THE SEPARATE ACCOUNT. The Policyowner bears the entire investment risk, including the risk of a decline in value, for amounts the Policyowner allocates to any Separate Account Fund.

The Insurance Company will pay interest on the value of a Policyowner's Contributions allocated to the General Account. The Insurance Company will establish the interest rate and will change the interest rate from time to time, but the interest rate will never be less than an effective annual rate of 3%. This Prospectus generally describes only the variable, or Separate Account, Investment Alternatives. There is a brief description of the General Account under the heading "The General Account" in the Prospectus.

This Prospectus has information you should know before purchasing a Contract. You should read it carefully and keep it for future reference. There is a Statement of Additional Information (an SAI) about the Contracts and the Separate Account, which you may obtain for free by writing to the Insurance Company at the address at the top of this page or by calling 1-800-872-5963. The SAI, which has the same date as the Prospectus, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. To help you determine if you would like a copy of the SAI, the table of contents for the SAI is at the end of this Prospectus.

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   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
      AND EXCHANGE  COMMISSION NOR  HAS THE  COMMISSION PASSED  UPON THE
         ACCURACY OR ADEQUACY OF  THIS PROSPECTUS. ANY REPRESENTATION
            TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.
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Dated: May 1, 1998

                               TABLE OF CONTENTS

                                       PAGE
                                       ----
Table of Annual Expenses.............    4
Unit Value Information...............    6
Summary..............................    8
The American Life Insurance Company
 of
 New York............................   13
The Separate Account.................   13
Investments of the Separate Account..   14
  Shared Funding Arrangements........   16
  Investment Advisers for the
   Underlying Funds..................   16
Charges..............................   17
  Administrative Charges.............   17
  Distribution Expense Charge........   18
  Mortality and Expense Risk Charge..   18
  Expenses of the Underlying Funds...   18
The Accumulation Period..............   18
  Purchase of a Contract.............   18
  Payment of Contributions...........   19
  Allocations of Contributions among
   Investment Alternatives...........   20
  Accumulation Units in Separate
   Account Funds.....................   20
  Calculation of Accumulation Unit
   Values............................   21
  Accumulation Unit Values for
   Transactions under Contracts......   21
  Transfers Among Investment
   Alternatives......................   21

                                                                       PAGE
                                                                       ----
  Withdrawals.........................................................  22
  Specified Payments Options..........................................  22
  Death Benefits......................................................  23
  Termination by the Insurance Company................................  24
  Postponement of Payments............................................  24
The Annuity Period....................................................  24
  General.............................................................  24
  Annuity Commencement Date...........................................  24
  Available Forms of Annuity..........................................  25
  Amount of Annuity Payments..........................................  25
  Small Benefit Payments..............................................  26
The General Account...................................................  26
General Matters.......................................................  26
Federal Tax Matters...................................................  28
Voting Rights.........................................................  33
Performance Information...............................................  33
Funding and Other Changes.............................................  34
Other Variable Annuity Contracts......................................  34
Glossary of Definitions...............................................  35
Table of Contents of the Statement of Additional Information..........  37
Obtaining a Copy of the Statement of Additional Information...........  37
Order Form for Statement of Additional Information....................  37


THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION WHERE THE INSURANCE COMPANY MAY NOT LAWFULLY OFFER THE CONTRACTS FOR SALE. THE INSURANCE COMPANY HAS NOT AUTHORIZED ANY DEALER, SALESPERSON OR OTHER PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFERING OF CONTRACTS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. IF A PROSPECTIVE PURCHASER RECEIVES ANY UNAUTHORIZED INFORMATION OR REPRESENTATIONS FROM ANYONE, THE PURCHASER MUST NOT RELY ON THEM TO MAKE ANY PURCHASE DECISION.

                           TABLE OF ANNUAL EXPENSES

                                         Investment Company              Fidelity VIP  Fidelity VIP II
                             ------------------------------------------- ------------ -------------------
                                    All America, Bond,
                                      Mid-Term Bond,
                             Money      Short-Term     Equity Aggressive   Equity-                 Asset
                             Market  Bond, Composite   Index    Equity      Income    Contrafund  Manager
                             ------ ------------------ ------ ---------- ------------ ----------  -------
 POLICYOWNER
  TRANSACTION
  EXPENSES
  Sales Load
   Imposed on
   Purchases......            None         None         None     None        None        None      None
  Deferred Sales
   Load...........            None         None         None     None        None        None      None
  Surrender Fees..            None         None         None     None        None        None      None
  Exchange Fee....            None         None         None     None        None        None      None
 ANNUAL CONTRACT
  FEE(1)..........             $24          $24          $24      $24         $24         $24       $24
                              ====         ====         ====     ====        ====        ====      ====
 SEPARATE ACCOUNT
  ANNUAL EXPENSES
  (as a percentage
   of average
   account value)
  Mortality and
   Expense Risk
   Fees...........             .50%         .50%         .50%     .50%        .50%        .50%      .50%
                              ----         ----         ----     ----        ----        ----      ----
  Account Fees and
   Expenses
   Administrative
   Charges
   (after reimbursement)(2).   .40%         .40%         .40%     .40%        .30%        .30%      .30%
  Distribution
   Expense
   Charge(2)......             .35          .35          .35      .35         .35         .35       .35
                              ----         ----         ----     ----        ----        ----      ----
   Total Account
    Fees and
    Expenses......             .75          .75          .75      .75         .65         .65       .65
                              ----         ----         ----     ----        ----        ----      ----
  Total Separate
   Account
   Expenses.......            1.25%        1.25%        1.25%    1.25%       1.15%       1.15%     1.15%
                              ====         ====         ====     ====        ====        ====      ====
 UNDERLYING FUNDS'
  ANNUAL EXPENSES
  (as a percentage
   of average net
   assets)
  Management
   Fees...........             .25%         .50%        .125%     .85%        .50%        .60%      .55%
  Other Expenses
   (after
   reimbursement)(3)..        None         None         None     None         .08%        .11%      .10%
                              ----         ----         ----     ----        ----        ----      ----
  Total Underlying
   Fund
   Expenses(3)....             .25%         .50%        .125%     .85%        .58%(4)     .71%(4)   .65%(4)
                              ====         ====         ====     ====        ====        ====      ====
                                                           American
                                      Scudder              Century    Calvert
                             --------------------------- ------------ ----------
                             Capital                      VP Capital   Social
                             Growth  Bond  International Appreciation Balanced
                             ------- ----- ------------- ------------ ----------
 POLICYOWNER
  TRANSACTION
  EXPENSES
  Sales Load
   Imposed on
   Purchases......            None   None      None          None       None
  Deferred Sales
   Load...........            None   None      None          None       None
  Surrender Fees..            None   None      None          None       None
  Exchange Fee....            None   None      None          None       None
 ANNUAL CONTRACT
  FEE(1)..........             $24    $24       $24           $24        $24
                             ======= ===== ============= ============ ==========
 SEPARATE ACCOUNT
  ANNUAL EXPENSES
  (as a percentage
   of average
   account value)
  Mortality and
   Expense Risk
   Fees...........             .50%   .50%      .50%          .50%       .50%
                             ------- ----- ------------- ------------ ---------- ---
  Account Fees and
   Expenses
   Administrative
   Charges
   (after reimbursement)(2).   .40%   .40%      .40%          .20%       .40%
  Distribution
   Expense
   Charge(2)......             .35    .35       .35           .35        .35
                             ------- ----- ------------- ------------ ---------- ---
   Total Account
    Fees and
    Expenses......             .75    .75       .75           .55        .75
                             ------- ----- ------------- ------------ ---------- ---
  Total Separate
   Account
   Expenses.......            1.25%  1.25%     1.25%         1.05%      1.25%
                             ======= ===== ============= ============ ==========
 UNDERLYING FUNDS'
  ANNUAL EXPENSES
  (as a percentage
   of average net
   assets)
  Management
   Fees...........             .47%   .48%      .83%         1.00%       .69%
  Other Expenses
   (after
   reimbursement)(3)..         .04%   .14%      .17%         None        .12%
                             ------- ----- ------------- ------------ ---------- ---
  Total Underlying
   Fund
   Expenses(3)....             .51%   .62%     1.00%         1.00%       .81%(5)
                             ======= ===== ============= ============ ==========

-------
(1) A Policyowner pays a monthly amount of $2.00 (but not to exceed 1/12 of 1% of the Account Value in any month) under a Contract. The Insurance Company deducts the monthly charge from the Policyowner's values allocated to the General Account, if any, or from one or more Funds of the Separate Account in the order described in "Charges--Administrative Charges".
(2) The investment adviser for the American Century VP Capital Appreciation Fund reimburses the Insurance Company at an annual rate of up to .20% for administrative expenses, and the administrative expense for the Fund would be an annual rate of .40% if the Fund Participation Agreement that provides for this reimbursement were terminated. The transfer agent and the distributor for the Fidelity Portfolios reimburse the Insurance Company at a total annual rate of .10%, paid quarterly in arrears, for certain services provided by the Insurance Company, and the administrative expense for the Fidelity VIP Funds would be an annual rate of .40% if these service agreements were terminated.
(3) The investment adviser for the Investment Company voluntarily limits the expenses of each Investment Company Fund to its investment advisory fee. The investment adviser for the American Century VP Capital Appreciation Fund pays the expenses of that Fund other than the investment advisory fee. Management fees and other expenses of the Underlying Funds are described in the prospectuses of the Underlying Funds, which are attached to this Prospectus.
(4) A portion of the brokerage commissions that these Portfolios pay was used to reduce their expenses. In addition, the Portfolios have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, total operating expenses for the VIP Equity-Income Portfolio and the VIP II Contrafund and Asset Manager Portfolios for 1997 would have been .57%, .68% and .64%, respectively.
(5) Total Expenses are based on expenses for fiscal year 1997 and have been restated to reflect an increase in transfer agency expenses of 0.01% expected to be incurred in 1998. Management fees may be adjusted based on performance by the Portfolio's advisers, which could cause the fee to be as high as .85% or as low as .55%, depending on performance. The Portfolio indirectly pays expenses of 0.03%, and the Portfolio's total operating expenses for 1997 would have been .78% with reductions to reflect fees paid indirectly.

EXAMPLES

The examples below show the expenses that a Policyowner would pay under a Contract over various time periods if the Policyowner made a $1,000 investment and there was a 5% annual rate of return on the investment. The Insurance Company does not impose any surrender charge when a Policyowner surrenders a Contract, so the Policyowner's expenses would be the same whether or not the Policyowner surrendered the Contract at the end of the applicable time period.

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
EXAMPLE FOR INVESTMENT COMPANY MONEY MARKET
 FUND
 Expenses you would pay on a $1,000 investment,
  assuming a 5% annual return on assets:....... $17.49 $56.89  $102.82 $251.88
EXAMPLE FOR INVESTMENT COMPANY ALL AMERICA,
 BOND, SHORT-TERM BOND,
 MID-TERM BOND AND COMPOSITE FUNDS
 Expenses you would pay on a $1,000 investment,
  assuming a 5% annual return on assets:....... $20.07 $65.12  $117.39 $285.87
EXAMPLE FOR INVESTMENT COMPANY EQUITY INDEX
 FUND
 Expenses you would pay on a $1,000 investment,
  assuming a 5% annual return on assets:....... $16.20 $52.76   $95.46 $234.56
EXAMPLE FOR INVESTMENT COMPANY AGGRESSIVE
 EQUITY FUND
 Expenses you would pay on a $1,000 investment,
  assuming a 5% annual return on assets:....... $23.67 $76.53  $137.50 $332.06
EXAMPLE FOR FIDELITY VIP EQUITY-INCOME FUND
 Expenses you would pay on a $1,000 investment,
  assuming a 5% annual return on assets:....... $19.86 $64.46  $116.23 $283.18
EXAMPLE FOR FIDELITY VIP II CONTRA FUND
 Expenses you would pay on a $1,000 investment,
  assuming a 5% annual return on assets:....... $21.20 $68.72  $123.75 $300.56
EXAMPLE FOR FIDELITY VIP II ASSET MANAGER FUND
 Expenses you would pay on a $1,000 investment,
  assuming a 5% annual return on assets:....... $20.58 $66.75  $120.29 $292.57
EXAMPLE FOR SCUDDER CAPITAL GROWTH FUND
 Expenses you would pay on a $1,000 investment,
  assuming a 5% annual return on assets:....... $20.17 $65.44  $117.97 $287.21
EXAMPLE FOR SCUDDER BOND FUND
 Expenses you would pay on a $1,000 investment,
  assuming a 5% annual return on assets:....... $21.30 $69.04  $124.33 $301.89
EXAMPLE FOR SCUDDER INTERNATIONAL FUND
 Expenses you would pay on a $1,000 investment,
  assuming a 5% annual return on assets:....... $25.20 $81.38  $146.00 $351.37
EXAMPLE FOR AMERICAN CENTURY VP CAPITAL
 APPRECIATION FUND
 Expenses you would pay on a $1,000 investment,
  assuming a 5% annual return on assets:....... $23.15 $74.90  $134.65 $325.56
EXAMPLE FOR CALVERT SOCIAL BALANCED FUND
 Expenses you would pay on a $1,000 investment,
  assuming a 5% annual return on assets:....... $23.26 $75.23  $135.22 $326.86

The examples above are to assist a Policyowner in understanding the various costs and expenses that a Policyowner will bear, directly or indirectly, under a Contract. The examples reflect the expenses of the Separate Account, as well as those of the Underlying Funds, as they were for the year ended December 31, 1997. See "Table of Annual Expenses."

ACTUAL EXPENSES FOR PERIODS AFTER 1997 MAY BE GREATER OR LESS THAN THE EXPENSES ON WHICH THE EXAMPLES WERE BASED. The Insurance Company has assumed a 5% annual rate of return in the examples for illustration purposes. The 5% rate is not an estimate or guarantee of the Separate Account Funds' future investment performance. Each example also assumes an annual contract fee of $1.99 per $1,000 of value in the Separate Account based on an average account value of $12,063. See "Charges--Administrative Charges" for a description of how the $2.00 per month Contract fee would be deducted from the Investment Alternatives.

                             UNIT VALUE INFORMATION

The tables below show changes in Accumulation Unit value and in the number of units outstanding for each Separate Account Fund for the period from the commencement of operations of that Fund to December 31, 1997. Arthur Andersen LLP, the Funds' independent auditor, has audited the information below. The All America Fund (previously called the Stock Fund) changed its investment objectives and policies and added subadvisers on May 1, 1994. Prior to January 1, 1998, the Calvert Social Balanced Portfolio was known as the Calvert Responsibly Invested Balanced Portfolio, and prior to May 1, 1995, the Portfolio was known as the Calvert Socially Responsible Series and had a different subadviser. Prior to May 1, 1997, the American Century VP Capital Appreciation Fund was known as the TCI Growth Fund.

                                                       INVESTMENT COMPANY
                          -----------------------------------------------------------------------------
                                                           ALL AMERICA                   BOND
                             MONEY MARKET FUND                FUND                       FUND
                          ----------------------- ----------------------------- -----------------------
                          1997  1996  1995  1994  1997  1996  1995  1994  1993  1997  1996  1995  1994
                          ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
Unit value, beginning of
 year/period............  $1.87 $1.80 $1.72 $1.68 $5.39 $4.52 $3.35 $3.36 $3.31 $2.75 $2.69 $2.28 $2.39
                          ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== =====
Unit value, end of
 year/period............  $1.95 $1.87 $1.80 $1.72 $6.76 $5.39 $4.52 $3.35 $3.36 $3.00 $2.75 $2.69 $2.28
                          ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== =====
Units outstanding, end
 of year/period (000's).   90.5  66.1  62.8  29.6   919   621   240  91.2  .027   301   328  65.5  23.4
                          ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== =====

                                                       INVESTMENT COMPANY
                          -----------------------------------------------------------------------------
                                                         MID-TERM
                           SHORT-TERM BOND FUND          BOND FUND               COMPOSITE FUND
                          ----------------------- ----------------------- -----------------------------
                          1997  1996  1995  1994  1997  1996  1995  1994  1997  1996  1995  1994  1993
                          ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
Unit value, beginning of
 year/period............  $1.14 $1.10 $1.03 $1.03 $1.19 $1.16 $1.01 $1.06 $3.75 $3.39 $2.82 $2.95 $2.93
                          ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== =====
Unit value, end of
 year/period............  $1.19 $1.14 $1.10 $1.03 $1.26 $1.19 $1.16 $1.01 $4.36 $3.75 $3.39 $2.82 $2.95
                          ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== =====
Units outstanding, end
 of year/period (000's).   24.3  17.8   5.3   3.6    49   261  18.6   3.7   643   456   282   132  .322
                          ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== =====

                                           INVESTMENT COMPANY
                          -----------------------------------------------------
                                  EQUITY INDEX
                                      FUND              AGGRESSIVE EQUITY FUND
                          ----------------------------- -----------------------
                          1997  1996  1995  1994  1993  1997  1996  1995  1994
                          ----- ----- ----- ----- ----- ----- ----- ----- -----
Unit value, beginning of
 year/period............  $1.72 $1.42 $1.05 $1.05 $1.04 $1.80 $1.43 $1.05 $1.00
                          ===== ===== ===== ===== ===== ===== ===== ===== =====
Unit value, end of
 year/period............  $2.26 $1.72 $1.42 $1.05 $1.05 $2.15 $1.80 $1.43 $1.05
                          ===== ===== ===== ===== ===== ===== ===== ===== =====
Units outstanding, end
 of
 year/period (000's)....  2,496   858   333  35.7  .185 2,289 1,386   599   107
                          ===== ===== ===== ===== ===== ===== ===== ===== =====

                                                         SCUDDER
                          ---------------------------------------------------------------------
                                      BOND FUND                     CAPITAL GROWTH FUND
                          ---------------------------------- ----------------------------------
                           1997   1996   1995   1994   1993   1997   1996   1995   1994   1993
                          ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Unit value, beginning of
 year/period............  $11.48 $11.30 $ 9.69 $10.32 $10.24 $22.11 $18.64 $14.67 $16.46 $16.10
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Unit value, end of
 year/period............  $12.37 $11.48 $11.30 $ 9.69 $10.32 $29.64 $22.11 $18.64 $14.67 $16.46
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Units outstanding, end
 of
 year/period (000's)....     7.9    3.9    2.4   .799    --     160   73.6   42.4   22.1   .059
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======

                                       SCUDDER                       AMERICAN CENTURY
                          ---------------------------------- --------------------------------
                                    INTERNATIONAL                       VP CAPITAL
                                         FUND                       APPRECIATION FUND
                          ---------------------------------- --------------------------------
                           1997   1996   1995   1994   1993   1997   1996   1995  1994  1993
                          ------ ------ ------ ------ ------ ------ ------ ------ ----- -----
Unit value, beginning of
 year/period............  $13.43 $11.85 $10.80 $11.06 $10.36 $11.53 $12.18 $ 9.39 $9.61 $9.38
                          ====== ====== ====== ====== ====== ====== ====== ====== ===== =====
Unit value, end of
 year/period............  $14.46 $13.43 $11.85 $10.80 $11.06 $11.04 $11.53 $12.18 $9.39 $9.61
                          ====== ====== ====== ====== ====== ====== ====== ====== ===== =====
Units outstanding, end
 of
 year/period (000's)....    78.2   70.1   29.5   52.3   .038   44.3   67.7   56.7  13.1  .020
                          ====== ====== ====== ====== ====== ====== ====== ====== ===== =====

                                  CALVERT             FIDELITY VIP
                          ----------------------- --------------------
                                  SOCIAL             EQUITY-INCOME
                               BALANCED FUND              FUND
                          ----------------------- --------------------
                          1997  1996  1995  1994   1997   1996   1995
                          ----- ----- ----- ----- ------ ------ ------
Unit value, beginning of
 year/period............  $2.23 $2.01 $1.57 $1.64 $21.93 $19.43 $16.30
                          ===== ===== ===== ===== ====== ====== ======
Unit value, end of
 year/period............  $2.65 $2.23 $2.01 $1.57 $27.77 $21.93 $19.43
                          ===== ===== ===== ===== ====== ====== ======
Units outstanding, end
 of
 year/period (000's)....    194   100  45.4  18.3   94.2     61     18
                          ===== ===== ===== ===== ====== ====== ======

                                       FIDELITY VIP II
                          -----------------------------------------
                                 CONTRA           ASSET MANAGER
                                  FUND                 FUND
                          -------------------- --------------------
                           1997   1996   1995   1997   1996   1995
                          ------ ------ ------ ------ ------ ------
Unit value, beginning of
 year/period............  $16.59 $13.85 $11.43 $17.72 $15.66 $14.04
                          ====== ====== ====== ====== ====== ======
Unit value, end of
 year/period............  $20.36 $16.59 $13.85 $21.14 $17.72 $15.66
                          ====== ====== ====== ====== ====== ======
Units outstanding, end
 of year/period (000's).     213    153   29.1   65.1   36.9    5.6
                          ====== ====== ====== ====== ====== ======

The Funds of the Separate Account commenced operations on the following dates:

  Investment Company All America, Equity Index and Composite Funds--November 19, 1993
  Investment Company Money Market, Bond, Short-Term Bond and Mid-Term Bond Funds--March 10, 1994
  Investment Company Aggressive Equity Fund--May 2, 1994
  Scudder Bond, Capital Growth and International Funds--November 19, 1993 American Century VP Capital Appreciation Fund--November 19, 1993
  Calvert Social Balanced Fund--March 10, 1994
  Fidelity VIP Equity-Income and Fidelity VIP II Contra and Asset Manager Funds--May 1, 1995

                                    SUMMARY

The discussion below is a summary of the detailed information in the Prospectus. You should read the entire Prospectus for complete information. The references given in the Summary direct you to the location of particular sections in the Prospectus. A Glossary of Definitions used is at the end of the Prospectus.

CONTRACTS OFFERED BY THIS PROSPECTUS

This Prospectus describes two types of variable accumulation annuity contracts (CONTRACTS) issued by The American Life Insurance Company of New York (INSURANCE COMPANY).

INDIVIDUAL RETIREMENT ANNUITY CONTRACT (IRA CONTRACT). An individual may purchase an IRA Contract as a retirement arrangement that qualifies for favorable Federal income tax treatment under the Internal Revenue Code (CODE). An individual who is married and who is not a wage earner may purchase an IRA Contract (a spousal IRA), and the individual's spouse may make contributions on behalf of the non-wage earning spouse. Individuals who have earned income (adjusted gross income) below certain levels have the option of purchasing a Roth IRA. An individual may purchase an IRA Contract directly from the Insurance Company, or an employee may purchase an IRA Contract under a Simplified Employee Pension (SEP) or a Savings Incentive Match Plan for Employees (SIMPLE), if the employer has established one of those plans. An IRA Contract, including a spousal IRA, that is purchased by an individual directly from the Insurance Company must be designated as either a regular IRA or Roth IRA and is called either a REGULAR IRA or a ROTH IRA. An IRA Contract purchased under a SEP is called a SEP IRA. An IRA Contract purchased under a SIMPLE is called a SIMPLE IRA. The term IRA CONTRACT means Regular IRAs, SEP IRAs, SIMPLE IRAs and Roth IRAs.

A Policyowner may be able to deduct amounts contributed under a Regular IRA or SEP IRA Contract for Federal income tax purposes, but there are restrictions on who may deduct IRA contributions. Refer to "Federal Tax Matters--IRA and SEP IRA Contracts--Deduction of Contributions." A Policyowner's Contributions to a SIMPLE IRA are excluded from gross income for Federal income tax purposes. Amounts that a Policyowner contributes under a Roth IRA are not deductible for Federal income tax purposes. Federal income taxation of the earnings on Contributions to an IRA Contract will be deferred until Annuity Payments commence or the Policyowner otherwise withdraws all or a portion of the Policyowner's Account Value under the Contract. However, under a Roth IRA, a Policyowner may withdraw earnings tax-free if the Roth IRA Contract is at least five years old and the Policyowner is age 59 1/2 or older or in certain other circumstances. Refer to "Federal Tax Matters".

FLEXIBLE PREMIUM DEFERRED ANNUITY CONTRACT (FPA CONTRACT). An individual may purchase an FPA Contract to accumulate assets for retirement. An individual makes contributions to an FPA Contract with "after-tax" dollars, and the individual may not deduct the amount of the Contributions from income for Federal income tax purposes. For Policyowners who are individuals, Federal taxation of earnings on Contributions under an FPA Contract will be deferred until Annuity Payments commence or the Policyowner otherwise withdraws all or a portion of the Policyowner's Account Value under the Contract. Refer to "Federal Tax Matters".

An employer may purchase FPA Contracts to serve as a depository for contributions in connection with the employer's deferred compensation obligations, in States where the Insurance Company has obtained state insurance department approval for use of its FPA Contract for this purpose. Generally, if an employer (or other non-natural person) is a Policyowner, Federal income taxation of earnings on Contributions under an FPA Contract will not be deferred. Refer to "Federal Tax Matters".

CONTRIBUTIONS DURING THE ACCUMULATION PERIOD

AMOUNT AND FREQUENCY. A Policyowner generally may make Contributions under a Contract in whatever amounts and at whatever frequency the Policyowner selects, but the Code limits the amount of Contributions to IRA Contracts. The Insurance Company from time to time will establish the minimum Contribution that a Policyowner may make under the Contracts, and currently the minimum Contribution is $10. However, there is no minimum for employer contributions under SEP IRAs or for employer or Policyowner Contributions under SIMPLE IRAs. All Contributions must be sent to the Insurance Company at its home office.

A Policyowner may make Contributions directly to the Insurance Company under FPA Contracts and IRA Contracts other than SIMPLE IRAs. In addition, under FPA and Regular IRA Contracts, Policyowners may make Contributions through a payroll deduction agreement with the Policyowner's employer. Under SIMPLE IRA Contracts, a Policyowner may make contributions only by salary reduction agreement with the Policyowner's employer. For both SEP IRAs and SIMPLE IRAs, the employer also may contribute amounts on behalf of the Policyowner. For Regular IRA and SEP IRA Contracts, a Policyowner who has reached the age of 70 1/2 may no longer make Contributions (except by roll over from another IRA contract or certain employer retirement plans). There is no age limit for Contributions under a Roth IRA or a SIMPLE IRA, or for employer contributions to a SEP IRA.

IRA CONTRACT LIMITS. The aggregate amount that a Policyowner may contribute to a Regular IRA, SEP IRA and/or Roth IRA Contract is $2,000 per tax year, or 100% of the Policyowner's compensation for the year if compensation is less than $2,000, and the Policyowner may contribute up to an additional $2,000 to a spousal IRA (less any amount contributed to an IRA by the spouse). For Roth IRAs, the $2,000 permitted contribution amount is phased out between certain adjusted gross income levels.Under a SIMPLE IRA, a Policyowner may contribute up to $6,000 per year through a salary reduction agreement with the employer. A Policyowner may make Contributions by "roll over" to certain IRA Contracts. A Policyowner may roll over amounts under a Regular IRA Contract to a Roth IRA Contract, at which time the investment earnings and "before-tax" Contributions under the Regular IRA Contract will be subject to taxation. If the conversion or rollover to a Roth IRA occurs during 1998, the Policyowner may spread the taxable amount equally over the 1998, 1999, 2000 and 2001 tax years for Federal income tax purposes. Refer to "The Accumulation Period--Payment of Contributions" and "Federal Tax Matters".

Employers may make Contributions on behalf of employees to SEP IRAs and SIMPLE IRAs, within the limits established by the Code. Under a SIMPLE, an employer is required to match certain Contributions by an employee or to make a contribution for each employee who is eligible to contribute under the SIMPLE. Refer to "The Accumulation Period--Payment of Contributions" and "Federal Tax Matters".

FPA CONTRACT LIMITS. There is no limit on the amount of Contributions that a Policyowner may make to an FPA Contract.

ALLOCATION AMONG INVESTMENT ALTERNATIVES. A Policyowner may allocate Contributions under a Contract among the General Account and the Funds of the Separate Account. These options are called INVESTMENT ALTERNATIVES. A Policyowner may choose any combination and any number of Investment Alternatives. See "Investment Alternatives for Policyowner Account Values" below in this Summary. On the application for a Contract, the Policyowner will specify how the Insurance Company should allocate the Policyowner's Contributions among the Investment Alternatives, and the Policyowner may change those allocation instructions for future Contributions at any time.

ACCUMULATION UNITS. Contributions that a Policyowner allocates to any Separate Account Fund are represented by Accumulation Units. Each Fund has its own Accumulation Unit value. A Fund's Accumulation Unit value will reflect the value of the corresponding Underlying Fund and will reflect the deduction of certain charges. The number of Accumulation Units that a Policyowner has in a Fund will increase when the Policyowner allocates additional amounts to the Fund and will decrease when the Policyowner withdraws or transfers amounts from the Fund. Refer to "The Accumulation Period--Accumulation Units".

POLICYOWNER ACCOUNT BALANCE OR VALUE. The Insurance Company maintains an Account Balance or Value for each Policyowner. At any point in time, a Policyowner's Account Value will be equal to the current value of amounts that the Policyowner has allocated to the General Account and to the Separate Account Funds. The Account Balance will reflect the deduction of charges under the Contracts. See "Charges" below in this Summary. Because a Fund's Accumulation Unit value varies with the value of its Underlying Fund, a Policyowner's Account Value from allocations to a Separate Account Fund may increase or decrease, based on the investment performance of the Underlying Fund.

INVESTMENT ALTERNATIVES FOR POLICYOWNER ACCOUNT VALUES

Under the Contracts, Policyowners allocate Contributions and transfer Account Balances among the General Account of the Insurance Company and the Funds of the Insurance Company's Separate Account.

THE GENERAL ACCOUNT. The Insurance Company will pay interest on Policyowner Account Values allocated to the General Account, at an effective annual rate of at least 3%. The Insurance Company will establish the current rate of interest and will change the rate from time to time. The General Account is called a "fixed" option, because the Policyowner does not have any risk of a decline in the value of Contributions allocated to the General Account. This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Contracts. You may refer in the Prospectus to "The General Account" for a brief summary of the General Account.

THE SEPARATE ACCOUNT. The Separate Account currently is divided into sixteen Funds, or sub-accounts. The name of a Fund corresponds to the name of the fund or portfolio in which the Fund invests. The funds and portfolios that the Separate Account Funds currently invest in are called the UNDERLYING FUNDS. When a Policyowner allocates Contributions to a Separate Account Fund, the Fund in turn invests in the corresponding Underlying Fund.

UNDERLYING FUNDS THAT ARE INVESTED IN BY THE SEPARATE ACCOUNT

The Funds of the Separate Account currently invest in the Underlying Funds named below. The list has a brief description of the investment policies of each Underlying Fund. You should refer to "Investments of the Separate Account" for more information about the Underlying Funds' investment objectives and policies.

INVESTMENT COMPANY (Mutual of America Investment Corporation):

 . Money Market Fund--invests in money market instruments and other short-term debt securities

 . All America Fund--invests approximately 60% of its assets in publicly traded common stocks to replicate the Standard & Poor's Composite Index of 500 stocks to the extent practicable and approximately 40% of its assets in other publicly traded common stocks

 . Bond Fund--invests in publicly traded debt securities

 . Short-Term Bond Fund--invests in publicly traded debt securities which will produce a portfolio with an average maturity of one to three years

 . Mid-Term Bond Fund--invests in publicly traded debt securities which will produce a portfolio with an average maturity of three to seven years

 . Composite Fund--invests approximately one-half its assets in stocks and the other half in bonds and short-term investments

 . Equity Index Fund--invests in publicly traded common stocks to replicate the Standard & Poor's Composite Index of 500 Stocks to the extent practicable

 . Aggressive Equity Fund--invests in publicly traded common stocks

FIDELITY VIP FUND (Variable Insurance Products Fund of Fidelity Investments):

 . Equity-Income Portfolio--invests primarily in income producing equity securities

FIDELITY VIP II FUND (Variable Insurance Products Fund II of Fidelity Investments):

 . Contrafund Portfolio--invests mainly in securities of companies that are undervalued or out-of-favor

 . Asset Manager Portfolio--allocates its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments

SCUDDER (Scudder Variable Life Investment Fund):

 .Capital Growth Portfolio--invests primarily in publicly traded equity securities

 . Scudder Bond Portfolio--invests primarily in publicly traded debt securities

 . Scudder International Portfolio--invests primarily in marketable foreign equity securities

AMERICAN CENTURY (American Century Variable Portfolios, Inc.):

 . American Century VP Capital Appreciation Fund (formerly called the TCI
  Growth Fund)--invests primarily in publicly traded common stocks

CALVERT (Calvert Variable Series, Inc.):

 . Calvert Social Balanced Portfolio (formerly called the Calvert Responsibly
  Invested Balanced Portfolio)--invests in stocks, bonds and money market instruments selected with a concern for the social impact of each investment

CHARGES UNDER THE CONTRACTS

ADMINISTRATIVE CHARGE IMPOSED ON SEPARATE ACCOUNT ASSETS. The Insurance Company deducts from the net assets of each Fund of the Separate Account an administrative expense charge at an annual rate of .40%, except that the charge for the Fund that invests in the American Century VP Capital Appreciation Fund is at an annual rate of .20% and the charge for the Funds that invest in the Fidelity Portfolios is at an annual rate of approximately
 .30%. (American Century Investment Management, Inc. reimburses the Insurance Company at an annual rate of up to .20% for administrative expenses, and the transfer agent and distributor for the Fidelity Portfolios reimburse the Insurance Company at an aggregate annual rate of .10%, paid quarterly in arrears, for administrative expenses.) Refer to "Charges--Administrative Charges".

ADMINISTRATIVE CHARGE IMPOSED ON EACH CONTRACT. The Insurance Company deducts an additional charge from each Contract for administrative expenses of $2.00 per month. The $2.00 charge applies to all Policyowners who have an Account Value of $2,400 or more. If a Policyowner's Account Value is less than $2,400 in a particular month, the administrative charge will be equal to 1/12 of 1% of the Account Value that month. The Insurance Company will deduct the administrative charge imposed on Contracts from the Policyowner's Account Value allocated to the General Account. If a Policyowner has not allocated Contributions to the General Account, the Insurance Company will deduct the administrative charge from the Policyowner's Account Value allocated to the Separate Account Funds, in the order specified under "Charges--Administrative Charges" in the Prospectus.

DISTRIBUTION EXPENSE CHARGE. The Insurance Company deducts from the net assets of each Separate Account Fund a charge at an annual rate of .35% for expenses associated with the distribution of the Contracts. The Insurance Company may increase the charge. Refer to "Charges--Distribution Expense Charge".

MORTALITY AND EXPENSE RISK CHARGE. The Insurance Company deducts from the net assets of each Separate Account Fund a charge at an annual rate of .35% for assuming certain mortality risks under the Contracts. The Insurance Company has guaranteed that it will not increase the mortality risk charge during the life of a Policyowner's Contract. The Insurance Company deducts from the net assets of each Separate Account Fund a charge at an annual rate of .15% for assuming certain expense risks under the Contracts relating to expenses the Insurance Company expects to incur over the life of the Contracts. The Insurance Company may increase the expense risk charge. Refer to "Charges-- Mortality and Expense Risk Charge".

EXPENSES OF THE UNDERLYING FUNDS. The value of the assets in a Separate Account Fund will reflect the value of the Underlying Fund that the Fund invests its assets in. As a result, the investment management fees and expenses that the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the attached prospectuses of the Underlying Funds for a complete description of their expenses and deductions from net assets. Refer to "Table of Annual Expenses".

RESERVATION OF RIGHTS. The Insurance Company reserves the right to impose additional charges under the Contracts, including the right to deduct from Contributions any applicable State premium taxes. State insurance provisions may limit the amount of any additional charges that the Insurance Company may impose. The aggregate fees and charges that the Insurance Company imposes under the Contracts must be reasonable in relation to the services the Insurance Company provides, the expenses the Insurance Company expects to incur, and the risks the Insurance Company has assumed.

POLICYOWNERS, ANNUITANTS AND BENEFICIARIES

An individual or entity that the Insurance Company issues a Contract to is the Policyowner. An Annuitant is the person who will receive Annuity Payments under a Contract. Under FPA Contracts, the Policyowner may be the Annuitant, or the Policyowner may name another person as the Annuitant. Under IRA Contracts, the Policyowner must be the Annuitant. A Policyowner may name a Beneficiary(ies) to receive the death benefit under the Contract if the Policyowner (or Annuitant, if different) dies during the Accumulation Period and to receive any remaining Annuity Payments if the Annuitant (and the contingent Annuitant if a joint and survivor annuity form was selected) dies during the Annuity Period.

TRANSFERS AND WITHDRAWALS OF POLICYOWNER ACCOUNT VALUE

WHEN PERMITTED. At any time during the Accumulation Period, a Policyowner generally may transfer any or all of the Policyowner's Account Balance from the Separate Account to the General Account, or from the General Account to the Separate Account, or among the Funds of the Separate Account. In addition, a Policyowner may withdraw all or a portion of the Policyowner's Account Balance. A Policyowner may not make any withdrawals after the Annuity Commencement Date. The Insurance Company may take up to seven days following receipt of a Policyowner's withdrawal request to process the request and mail a check to the Policyowner. Refer to "Transfers Among Investment Alternatives" and "Withdrawals" under "The Accumulation Period" and "The General Account".

NO TRANSFER FEES OR WITHDRAWAL CHARGES. The Insurance Company does not currently assess a charge for transfers or withdrawals that a Policyowner makes under a Contract. The Insurance Company reserves the right, however, to impose a charge for transfers or withdrawals in the future.

FEDERAL TAX PENALTY FOR EARLY WITHDRAWALS OF ACCOUNT VALUE. There is a 10% federal penalty tax on the taxable amount of withdrawals from a Contract during the Accumulation Period, unless the Policyowner has reached the age of 59 1/2, is disabled or the distributions are Annuity Payments over the life (or life expectancy) of the Policyowner or over the joint lives (or joint life expectancies) of the Policyowner and the Beneficiary, or in certain other circumstances. For IRA Contracts, the penalty also will not apply to withdrawals for the payment of certain catastrophic medical expenses, for the payment of certain health insurance premiums by unemployed individuals, for the payment of certain first-time home buyer expenses, or for the payment of certain higher education expenses. The 10% penalty is increased to 25% for a Policyowner who makes a withdrawal from a SIMPLE IRA during the first two years of the Policyowner's participation in the employer's SIMPLE.

Generally, for Roth IRAs the penalty tax only applies to the taxable portion of a withdrawal. No portion of a distribution made after the Roth IRA is five years old is taxable if the Policyowner is age 59 1/2 or older, or under certain other circumstances. For a distribution which does not meet those requirements, so long as the distribution does not exceed the contributions (without earnings) to all Roth IRAs, there is no taxable portion. This is because for Roth IRAs, contributions are treated as withdrawn first (unlike other IRAs for which withdrawals are treated as partly from contributions and partly from earnings). However, pending federal legislation, which would be effective as of January 1, 1998, would change some of these rules for Roth IRAs. Refer to "Federal Tax Matters--Roth IRA Contracts".

HOW TO MAKE ALLOCATION CHANGES, TRANSFERS AND WITHDRAWALS

IN WRITING. A Policyowner may give instructions in writing on the Insurance Company's forms to change the allocations among Investment Alternatives for future Contributions, to transfer the Policyowner's Account Balance among Investment Alternatives or to make withdrawals of Account Value. See "Contacting the Insurance Company" at the end of this Summary.

BY TELEPHONE. If the Policyowner has received a Personal Identification Number
(PIN), the Policyowner may call the Insurance Company at 1-800-872-5963. Refer to "General Matters--Contacting the Insurance Company."

SPECIFIED PAYMENTS OPTION

At any time during the Accumulation Period under a Contract, a Policyowner may specify an amount ($100 or more) to be withdrawn every month from the Policyowner's Account Value. The Policyowner may modify or discontinue the specified payments at any time. The Insurance Company will pay the amount withdrawn each month to the Policyowner under the Contract. Under IRA Contracts, the Policyowner must have reached the age of 59 1/2 before the specified payments option is available. Refer to "The Accumulation Period-- Specified Payments Option."

DEATH BENEFITS DURING THE ACCUMULATION PERIOD

If an Annuitant dies (or when the Annuitant is not the Policyowner, if the Annuitant or Policyowner dies) before the Annuity Commencement Date under a Contract, the Insurance Company will pay a death benefit to the Beneficiary specified under the Contract. The amount of the death benefit will be the Policyowner's Account Balance as of the date the Insurance Company receives proof of death of the Annuitant (or the Policyowner) and the election of the Beneficiary designating how the Insurance Company is to pay the death benefit. A Beneficiary who is the surviving spouse may take over a Contract in some circumstances. Refer to "The Accumulation Period--Death Benefits" and "Federal Tax Matters".

ANNUITY COMMENCEMENT DATE AND AMOUNT OF MONTHLY PAYMENT

A Policyowner may select the date to begin receiving annuity benefits under the Contract (ANNUITY COMMENCEMENT DATE), except that for IRA Contracts, the Policyowner must have reached the age of 55. At the Annuity Commencement Date, the Insurance Company will begin paying a monthly amount to the Annuitant. The amount of the monthly payment is a fixed sum and will be the same every month. Each Contract contains tables of annuity purchase rates. The Insurance Company guarantees that the amount of the monthly annuity payment, for the form of annuity selected, will never be less favorable for an Annuitant than the guaranteed rate in the Contract. On the Annuity Commencement Date, if the interest and mortality tables then being used by the Insurance Company are more favorable for an Annuitant than the guaranteed tables, the Insurance Company will use the current tables. Refer to "The Annuity Period". The Contracts do not require a Policyowner to establish an Annuity Commencement Date, but the Code imposes minimum distribution requirements during the Accumulation Period when the Policyowner reaches a certain age or in certain other circumstances. Refer to "Federal Tax Matters" and "The Accumulation Period--Death Benefits".

FORMS OF ANNUITY AVAILABLE

A life annuity protects an Annuitant from outliving the time period for receiving monthly payments, because the payments continue for the life of the Annuitant. The Insurance Company offers several forms of annuity, some of which have guaranteed minimum time periods for payments. If an Annuitant (and contingent Annuitant if a joint and survivor annuity) dies before the minimum time period has ended, the Beneficiary will receive the remaining Annuity Payments due. A Policyowner may select the annuity form when the Policyowner designates the Annuity Commencement Date. Refer to "The Annuity Period-- Available Forms of Annuity."

FEDERAL TAXATION OF ANNUITY PAYMENTS, WITHDRAWALS AND LUMP SUM DISTRIBUTIONS

When a Policyowner makes use of the Policyowner's Account Value, there will be Federal income tax consequences, except under a Roth IRA in certain circumstances. The rules for calculating the amount taxable vary depending on the form in which the Policyowner takes the Account Value (for example by withdrawal, an annuity or lump sum distribution), the extent to which the Policyowner's Contributions were deducted or excluded from the Policyowner's taxable income, and whether a distribution is before or after the Annuity Commencement Date. Refer to "Federal Tax Matters." A Policyowner should consult a tax adviser for complete tax information and for special rules that may apply to the Policyowner's particular situation. In addition to Federal income taxes, state and local taxes may be due.

CANCELLATION RIGHT

A Policyowner may surrender a Contract for cancellation within ten days after the Policyowner receives the Contract. The Insurance Company will refund all Contributions the Policyowner allocated to the General Account, without any deductions, and also will refund the value on the date of surrender of all Contributions the Policyowner allocated to the Separate Account. Several states, however, require that the Insurance Company refund all Contributions. You should consult the Contract for the applicable provisions in your State. Refer to "The Accumulation Period--General".

CONTACTING THE INSURANCE COMPANY

A Policyowner may send written requests and notices that are required under a Contract, and may send any written questions, to either a Regional Office of the Insurance Company or to the Insurance Company's home office. You can check the address for your Regional Office by calling the following number: 1-800-872-5963. The address for the home office is:

                The American Life Insurance Company of New York
                     Eldon Wonacott, Senior Vice President
                                320 Park Avenue
                           New York, New York 10022

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

The Insurance Company was organized under the laws of the State of New York in 1955. It is authorized to transact business in 50 states, the District of Columbia and the United States Virgin Islands. The Insurance Company is an indirect wholly-owned subsidiary of Mutual of America Life Insurance Company ("Mutual of America"), a mutual life insurance company also organized under New York law. The Insurance Company's home office is located at 320 Park Avenue, New York, New York 10022.

The Insurance Company sells individual and group life insurance, annuities and pension plans, including variable accumulation annuity contracts and variable universal life insurance policies. As of December 31, 1997, the Insurance Company had total assets of approximately $1.34 billion.

Various independent rating agencies, such as A.M. Best & Company and Duff & Phelps Credit Rating Company, periodically review the Insurance Company's operations as a life insurance company. These agencies publish their ratings, and from time to time the Insurance Company reprints all or portions of the rating reports, or summaries of them, for distribution to the public. The ratings evaluate the Insurance Company's operations as a life insurance company. The ratings do not evaluate or guarantee the investment performance of the Separate Account.

                             THE SEPARATE ACCOUNT

The Separate Account was established under a resolution of the Board of Directors of the Insurance Company adopted on February 23, 1993. The Separate Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). The Separate Account must comply with applicable provisions of the 1940 Act, but registration with the Commission does not result in supervision by the Commission of the management or the investment practices or policies of the Separate Account or the Insurance Company.

The Separate Account is divided into distinct Funds. Each Fund invests its assets in a corresponding Underlying Fund. The name of each Separate Account Fund is based on the name of the corresponding Underlying Fund. Currently, the Separate Account has sixteen Funds. See "Investments of the Separate Account" below.

The assets of the Separate Account are the property of the Insurance Company. The Separate Account assets attributable to Policyowner Account Values under the Contracts and under any other annuity contracts funded by the Separate Account cannot be charged with liabilities from other businesses that the Insurance Company conducts. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. The Insurance Company separately determines each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that the Insurance Company conducts.

The Insurance Company does not guarantee the investment performance of the Separate Account or of any of the Funds. The Policyowner's Account Value from Contributions the Policyowner has allocated to the Funds in the Separate Account will depend upon the value of the assets held in the Funds, which in turn depends on the investment performance of the Underlying Funds. As a result, a Policyowner bears the full investment risk for all amounts the Policyowner allocates to the Separate Account.

The Separate Account and the Insurance Company are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authorities of each State in which it is licensed to do business.

                      INVESTMENTS OF THE SEPARATE ACCOUNT

Contributions that a Policyowner allocates to any of the Separate Account Funds are invested in shares of the corresponding Underlying Fund, at net asset value. The investment objectives of the Underlying Funds are summarized below. Shares of the Underlying Funds are sold to the separate accounts of insurance companies and are not offered for sale to the general public.

You will find more detailed information about the Underlying Funds in their current prospectuses, which are attached to this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds.

MONEY MARKET FUND OF THE INVESTMENT COMPANY

The investment objective of the Money Market Fund is the realization of high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Money Market Fund invests only in money market instruments and other short-term debt securities. Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. Government.

ALL AMERICA FUND OF THE INVESTMENT COMPANY

The investment objective of the All America Fund is to outperform the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500"). The objective for approximately 60% of the assets of the All America Fund (the "Indexed Assets") is to provide investment results that to the extent practicable correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index. The investment objective for the remaining approximately 40% of the assets (the "Active Assets") is to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of securities that may include common stocks, securities convertible into common stocks, bonds and money market instruments.

EQUITY INDEX FUND OF THE INVESTMENT COMPANY

The investment objective of the Equity Index Fund is to provide investment results to the extent practicable that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index.

BOND FUND OF THE INVESTMENT COMPANY

The primary investment objective of the Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The assets of the Bond Fund will consist primarily of publicly-traded debt securities, such as bonds, notes, debentures and equipment trust certificates. The Bond Fund generally will invest primarily in securities rated in the four highest categories by a nationally recognized rating service or in instruments of comparable quality. The Bond Fund may also invest to a limited extent in lower-rated or unrated securities, and these may be subject to greater market and financial risk than higher quality (lower yield) issues.

SHORT-TERM BOND FUND OF THE INVESTMENT COMPANY

The primary investment objective of the Short-Term Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The assets of the Short-Term Bond Fund will consist primarily of publicly-traded debt securities, such as bonds, notes, debentures and equipment trust certificates that will produce a portfolio with an average maturity of one to three years. The Short-Term Bond Fund generally will invest primarily in securities rated in the four highest categories by a nationally recognized rating service or in instruments of comparable quality. The Short-Term Bond Fund may also invest to a limited extent in lower-rated or unrated securities, and these may be subject to greater market and financial risk than higher quality (lower yield) issues.

MID-TERM BOND FUND OF THE INVESTMENT COMPANY

The primary investment objective of the Mid-Term Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The assets of the Mid-Term Bond Fund will consist primarily of publicly-traded debt securities, such as bonds, notes, debentures and equipment trust certificates that will produce a portfolio with an average maturity of three to seven years. The Mid-Term Bond Fund generally will invest primarily in securities rated in the four highest categories by a nationally recognized rating service or in instruments of comparable quality. The Mid-Term Bond Fund may also invest to a limited extent in lower-rated or unrated securities, and these may be subject to greater market and financial risk than higher quality (lower yield) issues.

COMPOSITE FUND OF THE INVESTMENT COMPANY

The investment objective of the Composite Fund is to achieve as high a total rate of return, through both appreciation of capital and current income, as is consistent with prudent investment risk by means of a diversified portfolio of publicly-traded common stocks, publicly-traded debt securities and money market instruments. The Fund will seek to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in publicly-traded debt securities and money market instruments.

AGGRESSIVE EQUITY FUND OF THE INVESTMENT COMPANY

The Adviser divides the Aggressive Equity Fund into two segments to facilitate using two investment styles.

The investment objective for approximately 50% of the assets of the Fund (the "Aggressive Growth Portfolio") is to achieve capital appreciation by investing in companies believed to possess above-average growth potential. Growth can be in the areas of earnings or gross sales that can be measured in either dollars or in unit volume. The Adviser often seeks growth potential in smaller, less well-known companies in new and emerging areas of the economy. It also may find growth potential in large companies in mature or declining industries that have been revitalized and hold a strong industry or market position.

The investment objective for the other approximately 50% of the assets of the Fund (the "Aggressive Value Portfolio") is to achieve capital appreciation by investing in companies the Adviser believes possess valuable assets or whose securities the Adviser considers undervalued in the marketplace in relation to factors such as the company's assets, earnings, or growth potential.

FIDELITY VIP EQUITY-INCOME PORTFOLIO

Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Adviser also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield that exceeds the composite yield on the securities comprising the S&P 500 Index.

FIDELITY VIP II CONTRAFUND PORTFOLIO

Contrafund Portfolio is a growth fund. It seeks to increase the value of an investment in the Portfolio over the long term by investing mainly in securities of companies that are undervalued or out-of-favor. These securities may be issued by domestic or foreign companies and many may not be well known. The Portfolio usually invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

FIDELITY VIP II ASSET MANAGER PORTFOLIO

Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments. The Portfolio's adviser will normally allocate the Portfolio's assets among the three asset classes within the following investment parameters: 0-50% in short-term/money market instruments; 20-60% in bonds; and 30-70% in stocks. The expected "neutral mix", which the Portfolio's adviser would expect over the long-term, is 10% in short-term/money market instruments, 40% in bonds and 50% in stocks.

SCUDDER CAPITAL GROWTH PORTFOLIO

The Scudder Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks. However, in order to reduce risk, as market or economic conditions periodically warrant, the Portfolio also may invest up to 25% of its assets in short-term debt instruments. It is impossible to accurately predict how long such alternate strategies may be utilized.

SCUDDER BOND PORTFOLIO

The Scudder Bond Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities. Under normal circumstances, the Portfolio invests at least 65% of its assets in bonds, including those of the U.S. Government and its agencies, and those of corporations and other notes and bonds paying high current income. Under normal market conditions, the Portfolio will invest at least 65% of its assets in securities rated within the three highest quality rating categories of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or if unrated, in bonds judged by the Portfolio's adviser to be of comparable quality at the time of purchase. The Portfolio may invest up to 20% of its assets in debt securities rated lower than Baa or BBB or, if unrated, of equivalent quality as determined by the Portfolio's adviser, but will not purchase bonds rated below B3 by Moody's or B- by S&P or their equivalent.

SCUDDER INTERNATIONAL PORTFOLIO

The Scudder International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests primarily in equity securities of established companies that do business primarily outside the United States and which are listed on foreign exchanges. Investing in foreign securities may involve a greater degree of risk than investing in domestic securities. The Portfolio has no present intention of altering its general policy of being primarily invested under normal conditions in foreign securities. However, in the event of exceptional conditions abroad, the Portfolio may temporarily invest all or a portion of its assets in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States. It is impossible to accurately predict how long such alternate strategies may be utilized.

AMERICAN CENTURY VP CAPITAL APPRECIATION FUND

The American Century VP Capital Appreciation Fund seeks capital growth by investing primarily in common stocks (including securities convertible into common stock) and other securities that meet certain fundamental and technical standards of selection and have, in the opinion of the Fund's manager, better-than-average prospects for appreciation. It may purchase securities only of companies that have a record of at least three years' continuous operation. All securities must be listed on major stock exchanges or traded over-the-counter. This Fund was called the TCI Growth Fund prior to May 1, 1997.

CALVERT SOCIAL BALANCED PORTFOLIO

Calvert Social Balanced Portfolio seeks to achieve a total return above the rate of inflation through an actively managed non-diversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established for the Portfolio. This Fund was called the Calvert Responsibly Invested Balanced Portfolio prior to January 1, 1998.

SHARED FUNDING ARRANGEMENTS

Shares of the Fidelity VIP Equity-Income Portfolio, the Fidelity VIP II Contrafund and Asset Manager Portfolios, the Scudder Capital Growth, Bond and International Portfolios, the American Century VP Capital Appreciation Fund and the Calvert Social Balanced Portfolio (together, the SHARED FUNDS) currently are available to the separate accounts of a number of insurance companies. The Board of Directors of each Shared Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of the policyowners of all separate accounts investing in the Fund and determining what action, if any, the Board should take in response. If the Insurance Company believes that a Shared Fund's response to any of those events insufficiently protects Policyholders, it will take appropriate action. If any material irreconcilable conflict arises, the Insurance Company may modify or reduce the Investment Alternatives under the Contracts.

INVESTMENT ADVISERS FOR THE UNDERLYING FUNDS

MUTUAL OF AMERICA INVESTMENT CORPORATION: The Investment Company receives investment advice from the Mutual of America Capital Management Corporation (the ADVISER), an indirect wholly-owned subsidiary of Mutual of America. For the Active Assets of the All America Fund, the Adviser has entered into subadvisory agreements with Palley-Needelman Asset Management, Inc., Oak Associates, Ltd. and Fred Alger Management, Inc. Each of these subadvisers provides investment advice for approximately 10% of the net assets of the All America Fund.

FIDELITY VIP AND FIDELITY VIP II PORTFOLIOS: The Fidelity VIP Equity-Income Portfolio, Fidelity VIP II Contrafund Portfolio and Fidelity VIP II Asset Manager Portfolio receive investment advice from Fidelity Management & Research Company.

SCUDDER VARIABLE LIFE INVESTMENT FUND: The Scudder Capital Growth, Bond and International Portfolios receive investment advice from Scudder, Kemper Investments, Inc.

AMERICAN CENTURY VP CAPITAL APPRECIATION FUND: The Fund receives investment advice from American Century Investment Management, Inc.

CALVERT SOCIAL BALANCED PORTFOLIO: The Portfolio receives investment advice from Calvert Asset Management Company, Inc. (CALVERT ASSET MANAGEMENT). Calvert Asset Management has entered into a subadvisory agreement with NCM Capital Management Group, Inc. for the equity portion of the Portfolio.

                                    CHARGES

The Insurance Company assesses charges under the Contracts against the Policyowner's Account Balance or against the net assets of the Separate Account. The Insurance Company currently does not make any deduction from Contributions for state premium taxes, but it reserves the right to do so in the future. Currently, the only direct charge against a Policyowner's Account Balance is a $2.00 monthly administration charge described below. The Insurance Company deducts all charges from the Separate Account on a daily basis (based on annual rates) as part of the calculation of the Accumulation Unit value for each of the Funds of the Separate Account. The Insurance Company reserves the right to impose additional charges on a uniform basis to the class of contracts to which the Contracts belong. THE INSURANCE COMPANY MAY INCREASE OR DECREASE THESE DAILY AND MONTHLY CHARGES DURING THE LIFE OF THE CONTRACT.

ADMINISTRATIVE CHARGES

The Insurance Company is responsible for all administrative functions for the Contracts, including receiving and allocating Contributions in accordance with the Contracts, making Annuity Payments as they become due, and preparing and filing all reports that the Separate Account is required to file. The expenses the Insurance Company incurs for administrative functions include, but are not limited to, items such as state or other taxes, salaries, rent, postage, telephone, travel, office equipment, costs of outside legal, actuarial, accounting and other professional services, and costs associated with determining the net asset value of the Separate Account.

The Insurance Company and its parent, Mutual of America, have entered into an administrative services agreement. Mutual of America has agreed to perform (i) the same types of administrative services relating to the Contracts and the Separate Account as Mutual of America customarily performs in the course of its own operations for products that are substantially similar to the Contracts, and (ii) other administrative services that the Insurance Company deems appropriate. Mutual of America may enter into agreements with other entities for the performance of all or a part of its obligations under the administrative services agreement. For performing administrative services for the Insurance Company, Mutual of America receives all administration charges provided for in the Contracts.

SEPARATE ACCOUNT CHARGE. The Insurance Company deducts, on each Valuation Day, from the net assets in each Fund of the Separate Account a charge for administrative expenses at an annual rate of .40%. In the case of the Fund that invests in the American Century VP Capital Appreciation Fund, however, the annual rate currently is .20%. American Century Investment Management, Inc. reimburses the Insurance Company at a rate of up to .20% for administrative expenses, as long as the aggregate amount of the Separate Account's investment and the investments of other separate accounts of the Insurance Company and separate accounts of any affiliate of the Insurance Company in the American Century VP Capital Appreciation Fund for that month exceeds $10 million. In the case of the Funds that invest in the Fidelity Portfolios, the annual rate currently is approximately .30%. Fidelity Investments Institutional Operations Company, Inc., the transfer agent for the Fidelity Portfolios, reimburses the Insurance Company at an annual rate of
 .04%, and Fidelity Distributors Corporation, directly or through Fidelity Management & Research Company, pays compensation for distribution expenses at an annual rate of .06%, each quarterly in arrears. The reimbursement at the rate of .04% is limited to a maximum for any calendar quarter of $1,000,000 payable to the Insurance Company and Mutual of America. The quarterly reimbursement at the rate of .06% will be made so long as the aggregate amount of the investment by the separate accounts of the Insurance Company and Mutual of America in the Fidelity Portfolios during the quarter equals at least $100 million in average net assets. The Insurance Company will reduce the administrative charge for the Separate Account Fund that invests in American Century VP Capital Appreciation Fund and for the Funds that invest in the Fidelity Portfolios to the extent the Insurance Company receives a reimbursement for expenses for such Funds.

CONTRACT CHARGE. The Insurance Company makes an additional deduction for administrative expenses of $2.00 each month, on a Valuation Day that is administratively convenient, from each Policyowner's Account Value. The charge may not exceed 1/12 of 1% of the Policyowner's Account Value in any month, so the charge will be less than $2.00 if the

Policyowner's Account Value is less than $2,400 on the Valuation Day. The Insurance Company will deduct the monthly charge from the Policyowner's Account Value attributable to the General Account. If a Policyowner has not allocated sufficient amounts to the General Account, the Insurance Company will deduct the monthly charge from the Policyowner's Account Value attributable to one or more Funds of the Separate Account, in the following order: (a) Investment Company Money Market Fund, (b) Investment Company Short-Term Bond Fund, (c) Investment Company Mid-Term Bond Fund, (d) Investment Company Bond Fund, (e) Scudder Bond Fund, (f) Investment Company Composite Fund, (g) Fidelity VIP II Asset Manager Fund, (h) Calvert Social Balanced Fund, (i) Fidelity VIP Equity-Income Fund, (j) Investment Company All America Fund, (k) Investment Company Equity Index Fund, (l) Fidelity VIP II Contra Fund, (m) Investment Company Aggressive Equity Fund, (n) Scudder Capital Growth Fund, (o) Scudder International Fund, and (p) American Century VP Capital Appreciation Fund.

DISTRIBUTION EXPENSE CHARGE

The Insurance Company deducts, on each Valuation Day, from the net assets in each Fund of the Separate Account, a charge at an annual rate of .35% to cover anticipated distribution expenses. Mutual of America, under the administrative services agreement with the Insurance Company, provides sales services for the Contracts and performs all duties and functions that are necessary and proper for the distribution of the Contracts. As compensation for its services, Mutual of America receives the distribution charge provided for in the Contracts.

MORTALITY AND EXPENSE RISK CHARGE

The Insurance Company bears certain mortality and expense risks under the Contracts. The mortality risk the Insurance Company assumes under a Contract is to make Annuity Payments in accordance with the annuity tables provided in a Contract, regardless of how long an Annuitant lives and regardless of any improvement in life expectancy generally. The Insurance Company's mortality risk is that Annuitants as a class will live longer than the Insurance Company had estimated actuarially, and as a result the Insurance Company makes Annuity Payments for longer than it had anticipated. This assumption of risk by the Insurance Company relieves Annuitants of the risk that they will outlive the funds that they have accumulated for their retirement.

For assuming the mortality risks under the Contracts, the Insurance Company, on each Valuation Day, makes a deduction at an annual rate of .35% of the net assets in each Fund. This charge applies during the Accumulation Period of a Contract. The Insurance Company guarantees that the mortality risk charge will not increase during the life of a Contract.

The Insurance Company assumes certain expense risks under the Contracts. The expense risks the Insurance Company assumes arise from the Insurance Company's guarantees in the Contracts to make Annuity Payments in accordance with annuity tables in the Contracts. The Insurance Company has estimated expenses it expects to incur over the lengthy period that it may make Annuity Payments. The Insurance Company assumes the risk that expenses will be higher than it estimated.

For assuming these expense risks under the Contracts, the Insurance Company, on each Valuation Day, makes a deduction at an annual rate of .15% of the net assets in each Fund. This charge applies to a Contract during the Accumulation Period. This charge is subject to increase.

EXPENSES OF THE UNDERLYING FUNDS

The value of the assets in the Separate Account Funds will reflect the value of the shares of the Underlying Funds in which the Funds invest their assets. The advisory fees and other expenses that the Underlying Funds pay will impact the value of the shares owned by the Separate Account Funds. See "Table of Annual Expenses" in this Prospectus, which shows the expenses of the Underlying Funds for 1997. The prospectuses of the Underlying Funds, which are attached to this Prospectus, contain a complete description of the fees and expenses paid by the Underlying Funds.

THE ACCUMULATION PERIOD

PURCHASE OF A CONTRACT

IRA CONTRACT. The Insurance Company will issue an IRA Contract to an individual who completes an application for the Contract and makes an initial Contribution of at least the minimum required amount, after the Insurance Company has received and accepted the application and Contribution. (See "IRA Contract" and "Acceptance of Initial Contributions" below.) To purchase a SEP IRA or SIMPLE IRA, an individual must be eligible to participate in a SEP or SIMPLE adopted by the individual's employer. To purchase a Roth IRA, an individual must be eligible under the applicable federal adjusted gross income limit.

FPA CONTRACT. The Insurance Company will issue an FPA Contract upon completion of an application and payment of an initial Contribution of at least the minimum required amount, after the Insurance Company has received and accepted the application and Contribution. (See "Acceptance of Contributions" below.) An individual may purchase an FPA Contract to accumulate funds for retirement. An employer may purchase FPA Contracts to serve as a depository for contributions in connection with employer deferred compensation obligations to employees, in States where the Insurance Company has obtained state insurance department approval for use of its FPA Contract for this purpose. The person to whom an FPA Contract is issued (whether or not the person is the Annuitant) will be the owner of the Contract and will possess all the rights as Policyowner.

CANCELLATION OF CONTRACT. A Policyowner may surrender a Contract for cancellation within ten days after the Policyowner receives the Contract. The Insurance Company will refund all Contributions the Policyowner allocated to the General Account, plus the value on the date of surrender of all Contributions the Policyowner allocated to the Separate Account. Several states, however, require that the Insurance Company refund all Contributions. You should consult your Contract for applicable provisions.

PAYMENT OF CONTRIBUTIONS

IRA CONTRACT. Generally, the Policyowner may contribute to an IRA Contract whenever the Policyowner selects. The minimum Contribution that the Insurance Company requires for a Regular IRA Contract or for a Policyowner under a SEP IRA currently is $10, and the Insurance Company may change this amount in the future. There is no minimum Contribution for an employer to a SEP IRA or for an employer or a Policyowner to a SIMPLE IRA. The Code limits the amount of Policyowner and employer Contributions under IRA Contracts.

For Regular IRA, SEP IRA and Roth IRA Contracts, a Policyowner may make Contributions directly to the Insurance Company. Under a Regular IRA Contract, a Policyowner also may make Contributions under a payroll deduction agreement between the Policyowner and the Policyowner's employer, in which case the employer forwards to the Insurance Company on behalf of the Policyowner the amounts deducted from the Policyowner's salary. For a SIMPLE IRA Contract, a Policyowner may make Contributions only by salary reduction under the SIMPLE adopted by the Policyowner's employer.

The maximum amount of a Policyowner's total Contributions (excluding rollovers) under a Regular IRA, SEP IRA and Roth IRA Contract during a Policyowner's tax year cannot be greater than $2,000 (or 100% of compensation if less). A single individual with adjusted gross income of $95,000 or less, and a married individual who files a joint tax return with adjusted gross income of $150,000 or less, may contribute up to $2,000 to a Roth IRA. The $2,000 Roth IRA contribution limit phases out between adjusted gross income of $95,000 and $110,000 for a single individual and $150,000 and $160,000 for a married individual filing a joint return. State income tax provisions may vary from the federal rules. See "Federal Tax Matters--Obtaining Tax Advice."

A Policyowner may make Contributions to a SIMPLE IRA of up to $6,000 per year (or 100% of compensation if less). The $6,000 limit will be adjusted for cost-of-living increases in the future. If an individual has more than one employer, the maximum amount that an employee may contribute under a SIMPLE IRA and other salary reduction arrangements in any year is $10,000 for 1998 (to be adjusted for cost-of-living increases in the future). The employee's contributions are made through a salary reduction agreement with the employer that the employee may terminate at any time.

Employer contributions are limited by the Code for both SEP IRAs and SIMPLE IRAs. Under a SEP, an employer can contribute to the employee's SEP IRA an amount up to 15% of the employee's compensation (with compensation limited to $160,000), but not more than $30,000. These limits may be reduced, however, by contributions that the employer makes to other tax-qualified plans for the Policyowner. Under a SIMPLE, an employer generally must match an employee's contribution in an amount equal to 3% of the employee's compensation, but the employer may lower the percentage to as low as 1% for two years out of a five year period. Instead of making a matching Contribution, the employer may make a "nonelective contribution" to each SIMPLE IRA under the plan. The amount of the nonelective contribution is equal to 2% of compensation for each eligible employee, whether or not the employee has made Contributions during the year. The maximum amount of compensation considered for each employee in this calculation is $160,000 for 1998 (to be adjusted for cost-of-living increases in the future). An employer must notify its employees of an election to reduce the percentage of the employer's matching Contributions or to make a nonelective contribution instead of matching contributions for the coming year.

A Policyowner may not make any Contributions to a Regular IRA or SEP IRA Contract beginning in the tax year the Policyowner reaches age 70 1/2, but a Policyowner at any age may make Contributions to a Roth IRA, provided the Policyowner has earned income and is eligible based on his or her adjusted gross income. An individual may purchase an

IRA Contract, or a Policyowner may use an existing IRA Contract, to receive "roll over" Contributions from certain other plans, as described below, even after age 70 1/2. In addition, an employer may make contributions for its employee under a SEP IRA or a SIMPLE IRA, and an employee may contribute to a SIMPLE IRA, after the employee has attained age 70 1/2.

A Policyowner may make Contributions to an IRA Contract (other than a SIMPLE
IRA) by "roll over" from certain other pension or retirement arrangements that qualify for favorable tax treatment under the Code. Generally, amounts that a Policyowner rolls over will not be subject to the limitations on the amount of Contributions during a tax year, except for the portion that represents Contributions made for the same tax year as the roll-over. Qualified plans and arrangements include other IRA contracts, SEP IRAs and SIMPLE IRAs, tax-sheltered annuities under Code Section 403(b), and pension and profit-sharing plans, including 401(k) plans, under Code Section 401(a). Not all distributions from these plans and arrangements may be rolled over to an IRA Contract, and the tax implications of rolling over distributions may vary depending on federal tax rules that apply to the plan or arrangement. See "Obtaining Tax Advice". An individual can roll over a Regular IRA to a Roth IRA Contract, provided the individual's adjusted gross income is $100,000 or less. Distributions from an employer-sponsored plan may not be transferred directly to a Roth IRA, but such distributions can be rolled over first to a Regular IRA and subsequently to a Roth IRA. Amounts rolled over from a Regular IRA to a Roth IRA are includable in the Policyowner's income (excluding "after-tax" Contributions), but there is no early withdrawal penalty applied to the taxable amount. If a Policyowner converts a Regular IRA to a Roth IRA during 1998, the Policyowner may include one-fourth of the resulting taxable income in each of the 1998, 1999, 2000 and 2001 tax years for federal income tax purposes. For purposes of qualifying for tax-free distributions from a Roth IRA, the Policyowner is subject to a separate five-year holding period for amounts attributable in any year to conversion to a Roth IRA. Individuals considering converting a Regular IRA to a Roth IRA should consider various issues, including state and local tax consequences. See "Federal Tax Matters-- Obtaining Tax Advice." A Policyowner may roll over amounts to a SIMPLE IRA only from another SIMPLE IRA.

FPA CONTRACT. A Policyowner may contribute to an FPA Contract whatever amount and at whatever frequency the Policyowner selects, except that the Insurance Company requires a minimum Contribution of $10. The Insurance Company may change the minimum amount in the future. There is no maximum amount of Contributions that a Policyowner may make.

ACCEPTANCE OF INITIAL CONTRIBUTIONS. When the Insurance Company receives a Policyholder's initial Contribution, together with a completed application and any other necessary information, it will accept them and issue the Contract, or reject them, within two business days of receipt. If the Policyowner has not properly completed the application, the Insurance Company will retain the Contribution for up to five business days while it attempts to obtain the information necessary to complete the application. The Insurance Company will accept the Contribution within two business days after it receives the completed application. If the Insurance Company does not receive a completed application within five business days, however, the Insurance Company will return the Contribution at the end of that period. The Insurance Company enters into agreements with employers who have payroll deduction or salary reduction programs that utilize the Insurance Company's electronic processing system for the forwarding of applications and Contributions to the Insurance Company.

ALLOCATIONS OF CONTRIBUTIONS AMONG INVESTMENT ALTERNATIVES

The Insurance Company will allocate a Policyowner's Contributions among Investment Alternatives on the basis of the Policyowner's request made to the Insurance Company and currently on file at its home office. A Policyowner's initial application will request the Policyowner to specify the percentage, in any whole percentage from 0% to 100%, of each Contribution that the Policyowner wants to allocate to each of the Investment Alternatives. The Policyowner from time to time may change the request for allocation of Contributions among the Investment Alternatives. A Policyowner should periodically review the current allocation request in light of market conditions and the Policyowner's retirement plans.

ACCUMULATION UNITS IN SEPARATE ACCOUNT FUNDS

The interests that Policyowners have in the Separate Account Funds are represented by Accumulation Units. When a Policyowner allocates Contributions to a Separate Account Fund or transfers Account Value to a Fund, the Insurance Company credits Accumulation Units to the Policyowner's Account Balance. When a Policyowner withdraws or transfers Account Value from a Separate Account Fund, the Insurance Company cancels Accumulation Units from the Policyowner's Account Balance.

The Insurance Company determines a Policyowner's Account Value represented by Accumulation Units in the Separate Account by adding the values that the Policyowner has in the Funds. For each Fund, the Policyowner's Account Value is equal to the number of Accumulation Units credited to the Policyowner multiplied by the Accumulation Unit value for the Fund for the Valuation Period.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to a Policyowner's Account Balance. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.

CALCULATION OF ACCUMULATION UNIT VALUES

The Insurance Company separately values the Accumulation Units for each Fund of the Separate Account. The value of an Accumulation Unit for each Fund was set on the date of the first investment in the Fund at the accumulation unit value for the fund in a separate account of Mutual of America Life Insurance Company that invests in the same corresponding Underlying Fund. Generally, the Insurance Company determines Accumulation Unit values for the Funds as of the close of business on each day that the New York Stock Exchange is open for business. Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day. See "Valuation Day" and "Valuation Period" in the Glossary of Definitions.

For each Valuation Period, the Insurance Company obtains the value of an Accumulation Unit for a Fund by multiplying the value of the Accumulation Unit for that Fund for the preceding Valuation Period by that Fund's Accumulation Unit Change Factor (described below) for that subsequent Valuation Period. As a result, the dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period, depending on the investment experience of the Fund. The changes in Accumulation Unit values for the Funds will reflect changes in the net asset values of the Underlying Funds in which the Funds invest and will reflect the Separate Account charges under the Contracts.

The Accumulation Unit Change Factor for each Fund of the Separate Account for any Valuation Period is:

  (a) the ratio of (i) the asset value of that Fund at the end of the current Valuation Period, before any amounts are allocated to or withdrawn from the Fund with respect to that Valuation Period, to (ii) the asset value of the Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

  (b) 1.000000 plus the component of the annual rate of mortality and expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period (see "Charges").

ACCUMULATION UNIT VALUES FOR TRANSACTIONS UNDER CONTRACTS

For a Policyowner's Contributions or transfers to a Separate Account Fund, and transfers or withdrawals from a Separate Account Fund, the Accumulation Unit value for the transaction will be the Unit value for the Valuation Period during which the Contribution or request is received (or on the acceptance date for the initial Contribution under the Contract). As a result, a Policyowner's Contribution or transfer to a Separate Account Fund will purchase Accumulation Units, and a Policyowner's transfer or withdrawal from a Fund will cancel Accumulation Units, at the Accumulation Unit value determined at the next close of a Valuation Day.

The Insurance Company adds to or deducts from a Policyowner's Account Balance each Valuation Period a number of Accumulation Units in the Separate Account Funds to reflect Contributions, transfers and withdrawals. The Insurance Company calculates the number of Accumulation Units for a particular Fund by dividing the dollar amount the Policyowner has allocated to or withdrawn from the Fund during the Period by the applicable Accumulation Unit value for that Valuation Period.

TRANSFERS AMONG INVESTMENT ALTERNATIVES

A Policyowner may transfer the Policyowner's Account Balance among Investment Alternatives. A Policyowner may transfer among Funds of the Separate Account, and between the Separate Account and the General Account. A transfer among Investment Alternatives is not a taxable event for a Policyowner. The Insurance Company does not currently impose any charge for transfers, but the Insurance Company reserves the right to impose transfer charges in the future.

A Policyowner may state the amount to be transferred as a dollar amount, as a percentage of the value of the Policyowner's Account Value in the selected Investment Alternative, or for Separate Account Funds, as a number of Accumulation Units. A Policyowner may not make any transfers on or after the Annuity Commencement Date.

A Policyowner's request for a transfer is not binding on the Insurance Company until it receives all information it needs to process the request. See "Postponement of Payments" and "The General Account" for circumstances when the Insurance Company may delay payment of a transfer request.

WITHDRAWALS

A Policyowner may at any time withdraw the Policyowner's Account Balance in whole or in part. To be valid, a Policyowner's request for a partial withdrawal must specify from which of the Investment Alternatives the withdrawal is to be made.

A Policyowner may express the amount sought to be withdrawn as a dollar amount, as a percentage of the value of the Policyowner's investment in the selected Investment Alternative, or for Separate Account Funds, as a number of Accumulation Units. A Policyowner may not make any withdrawals on or after the Annuity Commencement Date.

The Insurance Company will pay to a Policyowner who has requested a withdrawal either the amount the Policyowner has requested to be withdrawn or, if less, the Policyowner's Account Balance represented by the Investment Alternatives specified in the Policyowner's request.

A Policyowner's request for a withdrawal is not binding on the Insurance Company until it receives all information it needs to process the request. The Insurance Company may take up to seven days following receipt of a Policyowner's withdrawal request to process the request and mail a check to the Policyowner. See "Postponement of Payments" and "The General Account" for circumstances when the Insurance Company may delay payment of a withdrawal request.

RESERVATION OF RIGHTS. Currently, the Insurance Company does not impose any contingent deferred sales charge or any other withdrawal or surrender charge under the Contracts. The Insurance Company reserves the right, however, to impose such charges in the future.

TAX CONSEQUENCES. Policyowners should consider the possible Federal income tax consequences of any withdrawal. Generally, a Policyowner will be taxed at ordinary income tax rates on the taxable amount withdrawn, except that withdrawals from a Roth IRA Contract that is more than five years old are tax-free if the Policyowner is over age 59 1/2, the withdrawals are to pay for qualified first-time home buyer expenses (limited to $10,000 per lifetime), or the Policyowner has died or become disabled. A Policyowner will not be taxed on the amount of Contributions made by the Policyowner with after-tax dollars, but there are special rules for determining whether a withdrawal, or portion of a withdrawal, will be considered a return to the Policyowner of after-tax Contributions. In addition, the taxable amount of certain withdrawals, and for Roth IRAs the nontaxable amount under certain circumstances, may be subject to a tax penalty. See "Federal Tax Matters".

SPECIFIED PAYMENTS OPTIONS

A Policyowner may elect prior to the Annuity Commencement Date to specify an amount (which may not be less than $100) that the Insurance Company is to withdraw from the Policyowner's Account Balance and pay each month to the Policyowner. For IRA Contracts, the Policyowner must have reached age 59 1/2 to elect this option. The Policyowner may instruct the Insurance Company to make withdrawals and payments from either the General Account or the Separate Account, or both.

When a Policyowner is receiving payments under the Specified Payments Option (SPECIFIED PAYMENTS), the Policyowner may make Contributions under the Contract directly to the Insurance Company, but the Policyowner may not make Contributions through payroll deductions. In addition, a Policyowner may continue to make transfers of amounts among Investment Alternatives and other withdrawals from a Policyowner's Account Balance.

Specified Payments will continue until the earlier of (a) the death of the Policyowner; (b) receipt by the Insurance Company of the Policyowner's written request to modify or discontinue the specified payments; (c) depletion of the Policyowner's Account Balance, or of any portion thereof, so that the remaining balance is insufficient to pay the next installment coming due; or
(d) the Policyowner's Annuity Commencement Date.

A Policyowner who has elected the Specified Payments Option may discontinue those payments at any time by notice to the Insurance Company.

TAX CONSEQUENCES. Policyowners should consider the possible Federal income tax consequences of electing the Specified Payments Option. Amounts distributed under a Specified Payments Option are withdrawals under a Contract. See "Withdrawals--Tax Consequences" above. Generally, a Policyowner will be taxed at ordinary income tax rates on the taxable portion of each Specified Payment (except under Roth IRAs in certain circumstances), and there may be a tax penalty on the taxable portion (see "Federal Tax Matters").

DEATH BENEFITS

If an Annuitant/Owner dies before the Annuity Commencement Date, the Insurance Company will pay a death benefit to the Beneficiary. If the Annuitant is not the Owner, a death benefit will be due to the Beneficiary upon the death of the Owner or Annuitant, which ever comes first, before the Annuity Commencement Date. (Under IRA Contracts, the Policyowner is the Annuitant. Under FPA Contracts, the Policyowner may be, or may name a different person as, the Annuitant.) If an FPA Contract is jointly owned, the death of either Owner will trigger the payment of a death benefit to the Beneficiary. See the special rules discussed below for continuation of a Contract when the Beneficiary is the surviving spouse.

The Insurance Company will pay the death benefit after it has received (1) due proof of death; (2) notification of an election by the beneficiary of the form in which the death benefit is to be paid; and (3) all other information and documentation necessary to process the death benefit request. The amount of the death benefit will be the value of the Policyowner's Account Balance as of the date on which the Insurance Company receives these items of information. Until the Insurance Company receives the items in (1)-(3), the Policyowner's Account Balance will remain allocated as it was on the date of death of the Policyowner, unless the spouse is the Beneficiary, as discussed below. Even if a Beneficiary does not elect a death benefit, the distribution rules discussed below for FPA and IRA Contracts will require the Insurance Company at some point to make distributions to the Beneficiary.

The Beneficiary will elect the form of death benefit. The Insurance Company may pay the death benefit in a lump sum, as an annuity in a form offered by the Insurance Company at the time the election is made (see "The Annuity Period"), or in monthly payments of a fixed dollar amount (at least $100) as elected by the Beneficiary. Under the fixed dollar amount option, the monthly payments will continue until the death of the beneficiary or until the Insurance Company has paid all benefits. The Insurance Company will pay any balance to the Beneficiary's estate.

FPA CONTRACTS. If a Policyowner dies during the Accumulation Period, the Insurance Company must distribute the entire interest under the Contract to the Beneficiary within five years after the death of the Policyowner, unless
(1) the Beneficiary is the spouse of the Policyowner, or (2) payments to a Beneficiary begin within one year after the Policyowner's death and the payments are to be made over the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the spouse of the Policyowner, the Insurance Company will treat the spouse as the Policyowner for purposes of determining when distributions from a Contract must begin. In effect, a Policyowner's spouse can in effect be substituted as the Policyowner under the FPA Contract, and minimum distribution requirements will not apply until the death of the spouse.

IRA CONTRACTS. If a Policyowner dies during the Accumulation Period, there are various rules to determine when the Insurance Company must distribute the interest under the Contract. The period beginning April 1 of the year following the year the Policyowner reaches age 70 1/2 is called the REQUIRED BEGINNING DATE, except for Roth IRAs. The Code imposes minimum distribution requirements, other than for Roth IRAs, once the Policyowner reaches the Required Beginning Date, and in general the Beneficiary is subject to the same distribution requirements. See "Federal Tax Matters--Other Matters." The Code also has certain minimum distribution requirements if the Policyowner dies before reaching the Required Beginning Date, but special rules apply to the surviving spouse of a Policyowner. For Roth IRAs, no distributions are required until the death of the Policyowner, and the special rules for the surviving spouse apply.

If the Policyowner of an IRA Contract (other than a Roth IRA) dies after the Required Beginning Date, the Beneficiary must choose a method of payment that is not slower than the method of payment that was in effect prior to the Policyowner's death. The Beneficiary may satisfy the minimum distribution requirement by withdrawals from other eligible IRA contracts.

If the Policyowner of an IRA Contract (other than a Roth IRA) dies before the Required Beginning Date, or whenever the Policyowner of a Roth IRA Contract dies, unless the Beneficiary is the surviving spouse, the Insurance Company must distribute the entire value of the death benefit to the Beneficiary (i) by December 31 of the calendar year during which the fifth anniversary of the Policyowner's death occurs, or (ii) in the form of annuity payments over a period that does not exceed the Beneficiary's life or life expectancy, whichever is longer. If the Beneficiary elects to receive annuity payments, they must commence no later than December 31 of the year following the year in which the Policyowner died. When the Beneficiary is the surviving spouse of the Policyowner, the spouse may use the Policyowner's Required Beginning Date (the date the Policyowner would have turned age 70 1/2) for determining when distributions must begin. Alternately, the spouse may take over the IRA Contract and make Contributions to the Contract, in which case the minimum distribution rules will be based on the spouse's Required Beginning Date. The minimum distribution requirements can be satisfied by withdrawals from other eligible IRA contracts. Provisions of the Internal Revenue Code may impose different minimum distribution requirements in certain situations, and therefore Beneficiaries should consult their tax advisers.

TERMINATION BY THE INSURANCE COMPANY

The Insurance Company may, in its sole discretion, return a Policyowner's Account Balance and terminate a Contract prior to the Annuity Commencement Date if the Policyowner has not made Contributions for three consecutive years, the Policyowner's Account Balance is less than a specified minimum, and the Policyowner has attained age 59 1/2. For FPA Contracts, the specified minimum Account Balance is $500. For IRA Contracts, the specified minimum is either $2,000 or the amount necessary to provide monthly Annuity Payments of at least $20 under the form of annuity selected by the Policyowner. The Insurance Company will notify the Policyowner of the Insurance Company's intention to terminate the Contract and provide a period of 90 days during which the Policyowner may make additional Contributions to reach the specified minimum Account Balance.

The Insurance Company will pay the Policyowner's Account Balance in a lump sum amount when the Insurance Company terminates a Contract.

POSTPONEMENT OF PAYMENTS

The Insurance Company will pay any amounts due from the Separate Account for a withdrawal, Specified Payment Option, death benefit or termination, and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

  1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the Commission; or

  2. The Commission by order permits postponement for the protection of Policyowners; or

  3. An emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

                              THE ANNUITY PERIOD

GENERAL

As of the Annuity Commencement Date, the Insurance Company will transfer the portion of the Policyowner's Account Balance that is in the Separate Account to the General Account. The Insurance Company then will apply the Policyowner's Account Balance to provide a monthly annuity benefit. The Insurance Company guarantees the Annuity Payments. As a result, the Annuity Payments from the Insurance Company are not dependent upon the investment experience of the Separate Account.

The level of Annuity Payments that the Insurance Company pays to Annuitants under the Contracts will not be affected by the actual mortality experience (death rate) of the persons who are receiving the payments, or by the actual mortality experience of the general population. The Insurance Company has made assumptions about mortality experience, which are reflected in the annuity purchase rates incorporated in the Contract. As a result, the Insurance Company has the MORTALITY RISK under the Contracts. In addition, the Insurance Company guarantees that it will not increase expense charges under the Contracts with respect to Annuity Payments regardless of its actual expenses.

Once the Insurance Company begins making Annuity Payments under a Contract, the Policyowner may not make any further Contributions. In addition, neither the Policyowner nor the Annuitant may make transfers to the Separate Account or withdrawals of any kind during the Annuity Period.

The Insurance Company will pay benefits under a Contract directly to the Annuitant at the Annuitant's last known address in the records of the Insurance Company, as provided by the Policyowner.

ANNUITY COMMENCEMENT DATE

The Annuity Period will begin on the Annuity Commencement Date that the Policyowner selects, subject to the restrictions described below.

IRA CONTRACT. The Policyowner must be at least 55 years old before the Annuity Commencement Date. For SEP IRAs and SIMPLE IRAs, the Annuity Commencement Date may not be before all of the following occur: the Policyowner reaches age 55; 30 days elapse after the Policyowner stops working for the employer that sponsors the SEP or SIMPLE; and 30 days elapse since the Insurance Company's receipt of the last employer contribution due under the SEP or SIMPLE. The Policyowner may select any Annuity Commencement Date that is the first day of a calendar month.

FPA CONTRACT. The Policyowner may select any Annuity Commencement Date that is the first day of a calendar month.

A Policyowner must elect an Annuity Commencement Date in advance, in the manner described under "General Matters--Contacting the Insurance Company." For IRA Contracts, the Policyowner must make the election 30 days in advance.

AVAILABLE FORMS OF ANNUITY

The Policyowner selects the form in which Annuity Payments will be made at the time the Policyowner designates an Annuity Commencement Date. The amount of the monthly Annuity Payment that will result from application of a Policyowner's Account Balance will vary, depending on the form of annuity that the Policyowner selects. The Policyowner may select a form of annuity from the following list:

PERIOD CERTAIN AND CONTINUOUS ANNUITY (or Period Certain and Life Thereafter Annuity). The Insurance Company makes a monthly Annuity Payment until the later of the death of the Annuitant and the end of the specified period (either ten or fifteen years). If the Annuitant dies prior to the end of the specified period, the Insurance Company will continue to make payments in the same amount to the Beneficiary until the end of the period. If the Policyowner elects this form and dies before the Annuity Commencement Date, the election will be cancelled.

JOINT AND SURVIVOR LIFE WITH PERIOD CERTAIN ANNUITY. The Insurance Company makes a monthly Annuity Payment until the later of (1) the death of the survivor as between the Annuitant and the contingent Annuitant, and (2) the end of the specified period (ten or fifteen years). If the Annuitant dies during the Annuity Period and the contingent Annuitant is living, the Insurance Company will pay monthly to the contingent Annuitant 66 2/3% of the Annuity Payments that were payable to the Annuitant. If the Annuitant dies during the Annuity Period and the contingent Annuitant dies prior to the end of the specified period, the Insurance Company will make payments to the Annuitant's Beneficiary.

FULL CASH REFUND ANNUITY. The Insurance Company makes a monthly Annuity Payment until the death of the Annuitant. If the total amount of the annuity benefits the Annuitant has received as of the date of the Annuitant's death is less than the amount of the Account Balance as of the Annuity Commencement Date, the Insurance Company will pay the difference between these two amounts as a death benefit to the Beneficiary. The Beneficiary may elect to receive the death benefit in a lump sum or a Ten Years Certain and Continuous Annuity, or in a combination thereof. Under an FPA Contract, however, if the Beneficiary is a person other than the Annuitant's surviving spouse, the Insurance Company must pay the entire amount to the Beneficiary in a lump sum.

In addition to the forms of annuity listed above, the Insurance Company, in its discretion, may be offering additional forms of annuity at the Annuity Commencement Date. As of the date of this Prospectus, the Insurance Company is offering the following additional forms of annuity, which also would be available for selection by Policyowners. The Insurance Company has the right to discontinue offering these forms at any time.

PERIOD CERTAIN AND CONTINUOUS ANNUITY. Same as the Period Certain and Continuous Annuity above, except that the period may be for three or five years as well.

JOINT AND SURVIVOR LIFE WITH PERIOD CERTAIN ANNUITY: Same as the Joint and Survivor Life with Period Certain Annuity above, except that the percentage to the contingent Annuitant may be 50%, 75% or 100%, rather than 66 2/3%.

JOINT AND SURVIVOR LIFE ANNUITY. Same as the Joint and Survivor Life With Period Certain Annuity above, except that payments will end upon the death of the survivor as between the Annuitant and the contingent Annuitant (there is no guaranteed minimum payment period).

NON-REFUND LIFE ANNUITY. The Insurance Company makes a monthly Annuity Payment until the death of the Annuitant. No amount is payable to any contingent Annuitant or Beneficiary.

AMOUNT OF ANNUITY PAYMENTS

The Insurance Company determines the amount of monthly Annuity Payments under a Contract based on the Policyowner's Account Balance on the Annuity Commencement Date and the annuity purchase tables contained in the Contract for the form of annuity benefit the Policyowner selects. If the Insurance Company has a single premium immediate annuity contract available for issuance on the date a Policyowner elects the payment of benefits under a Contract, the Insurance Company will determine if the interest and mortality tables for the single premium immediate annuity are more favorable than the rates in the Contract. The Insurance Company will use the more favorable table in calculating benefit payments. The Insurance Company guarantees that the rates it uses to determine the amount of Annuity Payments will never be less favorable for an Annuitant than the guaranteed rates provided in the Contract.

SMALL BENEFIT PAYMENTS

If the Annuity Payment would be less than $20 each month, the Insurance Company may, at its option, pay the present value of the annuity benefit in one payment to the Annuitant.

                              THE GENERAL ACCOUNT

A Policyowner's Contributions and transfers to the Insurance Company's General Account become part of the general assets of the Insurance Company. The General Account supports the Insurance Company's insurance and annuity obligations. The Insurance Company has not registered under the Securities Act of 1933 ("1933 Act") sales of interests in the Contracts allocated to the General Account, nor is the General Account registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject generally to the provisions of the 1933 or 1940 Acts. The staff of the Commission has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Contracts and the General Account, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

SCOPE OF PROSPECTUS

This Prospectus serves as a disclosure document for the variable, or Separate Account, portion of the Contracts. For more details regarding the General Account, see the Contracts themselves.

GENERAL DESCRIPTION

The General Account consists of all of the general assets of the Insurance Company, other than those in the Separate Account and other segregated asset accounts. The Insurance Company bears the full investment risk for all amounts that Policyowners allocate to the General Account (whereas Policyowners bear the investment risk for amounts they allocate to the Separate Account). The Insurance Company has sole discretion to invest the assets of the General Account, subject to applicable law. The Insurance Company guarantees that it will credit interest to Policyowner Account Balances in the General Account at an effective annual rate of at least 3%. The Insurance Company, in its sole discretion, may credit a higher rate of interest to Policyowner Account Balances in the General Account, although the Insurance Company IS NOT OBLIGATED TO CREDIT INTEREST IN EXCESS OF 3% PER YEAR. A Policyowner's Account Balance held in the General Account does not entitle the Policyowner to share in the investment experience of the General Account.

TRANSFERS AND WITHDRAWALS

A Policyowner may make partial or complete withdrawals from the General Account prior to the Annuity Commencement Date. See "Transfers" and "Withdrawals" under "The Accumulation Period".

The Insurance Company has the right to delay transfers and withdrawals from the General Account for up to six months following the date that the Insurance Company receives the transaction request.

ANNUITY PAYMENTS

The Insurance Company makes all Annuity Payments under the Contracts in the form of a fixed annuity from the General Account. The Insurance Company does not credit discretionary interest in excess of the guaranteed rate of 3% to Annuity Payments. The Annuitant must rely on the annuity purchase tables provided in the Contracts to determine the amount of Annuity Payments. See "The Annuity Period".

                                GENERAL MATTERS

CONTACTING THE INSURANCE COMPANY

A Policyowner must send in writing all notices, requests and elections required or permitted under the Contracts, except that a Policyowner may give certain instructions by telephone, as described below. A Policyowner must mail or deliver written notices, requests and elections to the Insurance Company's home office or to the Regional Office that serves the Policyowner. The Insurance Company's home office address is:

                The American Life Insurance Company of New York
                     Eldon Wonacott, Senior Vice President
                                320 Park Avenue
                           New York, New York 10022

A Policyowner may check the address for the appropriate Regional Office by calling 1-800-872-5963.

TRANSFERS, WITHDRAWALS AND REALLOCATIONS BY TELEPHONE. A Policyowner may make requests by telephone for transfers or withdrawals, or to change the instructions for allocation of future Contributions among Investment Alternatives, instead of writing to the Insurance Company or Regional Office. A Policyowner may make requests by telephone, however, only if the Policyowner has received a Personal Identification Number ("PIN") and has agreed to use it in accordance with the Insurance Company's rules and requirements. The Insurance Company automatically provides a PIN to each Policyowner in a letter the Insurance Company sends after it issues a Contract. A Policyowner may change by telephone the PIN that the Insurance Company assigns.

A Policyowner with a PIN may contact the Insurance Company by telephone (1-800-872-5963) and request the desired transaction or change. Requests by telephone that the Insurance Company receives by 4 pm Eastern Standard Time (or Daylight Savings Time, as applicable) on any Valuation Day will be considered received that day, and requests received after 4 pm will be considered received the next Valuation Day. The Insurance Company reserves the right to suspend or terminate at any time the right of Policyowners to request transfers, withdrawals or reallocations by telephone. See "The Accumulation Period--Calculation of Accumulation Unit Values."

Although the Insurance Company's failure to follow reasonable procedures may result in its liability for any losses due to unauthorized or fraudulent telephone transfers, the Insurance Company will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Insurance Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Those procedures shall consist of confirming the Participant's Social Security number, checking the Personal Identification Number, tape recording all telephone transactions and providing written confirmation of telephone transactions.

YEAR 2000 COMPLIANCE

Many of the services that the Company provides to Policyowners and many of the administrative and other services that Mutual of America provides to the Company depend on the proper functioning of these companies' computer and computer-based systems, as well as those of their outside service providers. Many computers cannot distinguish the year 2000 from the year 1900, and this inability could potentially have an adverse impact on the handling of Policyowner purchase, exchange and redemption transactions, the crediting of accumulation units, accounting and other recordkeeping services. The Company and Mutual of America have performed a comprehensive review of their computer systems and are in the process of modifying or replacing any of their systems that cannot recognize the year 2000. They expect to significantly complete modifications and replacements by the end of 1998 and to perform appropriate systems testing during the year 1999 calendar year. They also are in the process of confirming with their outside service providers that the providers' systems will be similarly modified or replaced to address the year 2000 issue. The Company and Mutual of America anticipate that their computer systems and those of their outside service providers will be adapted in time for the year 2000.

DESIGNATION OF BENEFICIARY

A Policyowner may designate a Beneficiary to receive any payments becoming due to a Beneficiary under a Contract. The Policyowner may change the beneficiary while the Policyowner is living, either before or after the Annuity Commencement Date, by providing the Insurance Company with written notice of the change. The designation or change in designation will take effect as of the date the Policyowner signs the notice, whether or not the Policyowner is living at the time the Insurance Company receives the notice. The Insurance Company will not be liable, however, for any payment or settlement it makes prior to receiving the notice of beneficiary or change of beneficiary.

If no Beneficiary designated by the Policyowner is living when the Annuitant dies, the Insurance Company will pay a single sum payment or the commuted value of any remaining periodic payments to a beneficiary or beneficiaries determined under the Contract. The Contract lists groups of beneficiaries in an order of preference, and the Insurance Company will check the list from the top and continue checking until it finds a beneficiary or beneficiaries in a class. The Insurance Company will pay the surviving person(s) in the first class of beneficiaries it finds, in this order: (a) the Annuitant's surviving spouse; (b) the Annuitant's surviving children; (c) the Annuitant's surviving parents; (d) the Annuitant's surviving brothers and sisters; and (e) the executors or administrators of the Annuitant's estate. The Insurance Company will calculate any commuted value on the basis of compound interest at a rate, determined by the Insurance Company, that is consistent with the interest assumption for the annuity rates the Insurance Company used to determine the amount payable under the annuity benefit.

ASSIGNMENT OF CONTRACTS

Except as otherwise permitted by law, a Policyowner may not assign a Contract, nor transfer any rights under the Contract.

THE INSURANCE COMPANY'S LIABILITY

The Insurance Company's liability for the payment of annuity benefits, death benefits, and withdrawals is limited to the payments provided under the Contract that arise from the Policyowner's Account Balance.

When the Insurance Company terminates an IRA or FPA Contract and pays the Policyowner's Account Balance, the Insurance Company will be released from all further liability to the Policyowner under the Contract.

The Insurance Company may rely on the reports and other information that Policyowners or their employers furnish to it as required under the Contracts, and the Insurance Company need not inquire as to the accuracy or completeness of the reports and information.

EVIDENCE OF SURVIVAL

When payment of a benefit is contingent upon the survival of any person, the Insurance Company must receive evidence of that person's survival, either by the personal endorsement of the check drawn for payment, or by other means satisfactory to the Insurance Company.

MISSTATEMENT OF INFORMATION

If a benefit provided under one of the Contracts was based on information that the Policyowner misstated, the benefit will be recalculated. The Insurance Company will adjust the amount of the benefit payments, or the amount applied to provide the benefit, or both, to the proper amount determined by the Insurance Company on the basis of the corrected information.

If the Insurance Company underpaid benefits due to any misstatement, it will pay the amount of the underpayment in full with the next payment due under the Contract. If the Insurance Company overpaid any benefits due to a misstatement, it will deduct the overpayment to the extent possible from payments as they become due under the Contract. The Insurance Company will include interest based on an annual effective rate of 5% for IRA Contracts and 6% for FPA Contracts in the amount of any underpayments or overpayments.

INFORMATION AND DETERMINATION

A Policyowner is required to furnish the Insurance Company with the facts and information that the Insurance Company may require for the operation of the Contract including, upon request, the original or photocopy of any pertinent records held by the Policyowner.

NON-ALIENATION OF BENEFITS

To the extent permitted by law, no amount payable with respect to a Policyowner under a Contract may be subject to alienation, attachment, garnishment, levy (other than a Federal tax levy), execution, or other legal or equitable process, and no such amount will be subject to any legal process which would subject it to the payment of any claim against the Policyowner or Beneficiary.

ALTERNATE PAYMENT OF BENEFITS

The Insurance Company may make any payment that is due to a payee who is physically or mentally incompetent to receive the payments, or who is a minor, to certain other persons. Upon making these alternate payments, the Insurance Company will be discharged from all liability with respect to payments due to the payee.

                              FEDERAL TAX MATTERS

TAXATION OF SEPARATE ACCOUNT

For Federal income tax purposes, the Separate Account is not a separate entity from the Insurance Company, and its operations are a part of the Insurance Company, which is taxed as a life insurance company under the Code. Accordingly, the Separate Account is not taxed separately as a "Regulated Investment Company" under Subchapter M of the Code.

The Insurance Company reinvests all of the net investment income and realized capital gains on the Separate Account's assets into the Separate Account. The values of the Accumulation Units for the Separate Account Funds reflect this reinvestment. Under existing Federal income tax law, the Insurance Company does not pay tax on the Separate Account's net investment income, including realized net capital gains. The Insurance Company reserves the right to make a deduction for taxes if in the future the Insurance Company must pay tax on the Separate Account's operations.

PAYMENTS UNDER ANNUITY CONTRACTS GENERALLY

Section 72 of the Code describes the income taxation of annuity payments or other distributions. Its provisions apply to payments made under annuity contracts. The Insurance Company intends the provisions of Section 72 to apply to payments the Insurance Company makes under the Contracts offered by this Prospectus. An IRA or FPA Contract will be within the provisions of Section 72 and treated as an annuity even if the Policyowner elects to receive the Policyowner's Account Balance in a form other than an annuity, such as a lump sum.

Note Regarding Roth IRAs. The discussion under "Federal Tax Matters" on the taxation of IRA Contract withdrawals is applicable to IRA Contracts, other than distributions from Roth IRA Contracts. See "Roth IRA Contracts--Qualified Distributions" for a discussion of Roth IRA withdrawals that are tax-free and "Roth IRA Contracts--Nonqualified Distributions; When Penalty Tax Not Applicable" for a discussion of Roth IRA withdrawals that are not qualified distributions and may result in taxable income for the Policyowner and the imposition of a penalty tax on the taxable amount withdrawn.

Generally, a Policyowner must receive a payment under a Contract before the Policyowner is subject to income taxation on the Contract. The Policyowner does not include interest, earnings or other accumulations credited to the Policyowner's Account Balance in the Policyowner's gross income until the Policyowner receives a distribution under the Contract. However, if the Policyowner is not an individual, or if an employer purchases FPA Contracts for deferred compensation obligations, the Policyowner generally is subject to current taxation on interest, earnings or other accumulations, even before the Policyowner receives any distributions.

When a Policyowner receives a payment under a Contract, the payment, or a portion of the payment, will be taxable to the Policyowner as ordinary income. The Policyowner will not be able to characterize any part of the payment as a capital gains distribution.

A number of variables determine whether a Policyowner must include in taxable income either all of the Annuity Payments or other distributions, such as withdrawals, that the Policyowner received during the year or only a portion of the Annuity Payments or distributions. An FPA Policyowner generally will have, and an IRA Policyowner may have, an INVESTMENT IN THE CONTRACT, which generally is the amount of after-tax (non-deductible) Contributions that the Policyowner has made under the Contract and not previously withdrawn. If a Policyowner does not have an investment in the Contract, the Policyowner must include the total amount received during a tax year in the Policyowner's gross income. If, however, a Policyowner does have an investment in the Contract, the Policyowner may be able to exclude from gross income a portion of the Annuity Payments or other distributions received. A Policyowner must report to the IRS the amount of the Policyowner's after-tax Contributions to an IRA Contract, and the Policyowner will be responsible for determining the investment in the IRA Contract. See "IRA and SEP IRA Contracts--Deduction of Contributions".

ANNUITY PAYMENTS UNDER AN FPA CONTRACT

After the Annuity Commencement Date, a Policyowner who begins to receive Annuity Payments, or another form of periodic payments such as an installment method for a fixed period or a fixed amount, may apply the EXCLUSION RATIO method to determine the percentage of the Annuity Payments that the Policyowner may exclude from gross income for each tax year. The Policyowner is not taxed on the amount excluded. The percentage the Policyowner may exclude is calculated by dividing the Policyowner's investment in the contract by the EXPECTED RETURN from the Contract. Expected return is the present (discounted) value of the Annuity Payments or other periodic payments the Insurance Company expects to make.

The amount that a Policyowner excludes from gross income each year represents a partial return of the Policyowner's investment in the contract at the Annuity Commencement Date. If the Policyowner receives Annuity Payments for a period of time and recovers all of the investment in the Contract, then the Policyowner must begin including in gross income the entire amount of the Annuity Payments the Policyowner receives each year.

WITHDRAWALS UNDER AN FPA CONTRACT

A Policyowner who makes cash withdrawals prior to the Annuity Commencement Date may not use the exclusion ratio and may owe tax on up to the entire amount of the withdrawal. The Policyowner must include in gross income the amount withdrawn to the extent that the value of the FPA Contract immediately before the withdrawal is greater than the Policyowner's investment in the contract. In effect, the Policyowner must treat withdrawals as first being withdrawals of the increase in value under the Contract, and the Policyowner is subject to taxation on the entire amount of interest and earnings under the FPA Contract before the Policyowner may recover the investment in the contract. See "Obtaining Tax Advice".

LUMP SUM DISTRIBUTION UNDER AN FPA CONTRACT

A Policyowner who receives a single lump sum payment must include in gross income for the tax year in which the Policyowner receives the lump sum payment the difference between the amount of the lump sum payment and the amount of the Policyowner's investment in the contract.

ANNUITY PAYMENTS UNDER AN IRA CONTRACT

The exclusion ratio method applies to Annuity Payments after the Annuity Commencement Date under an IRA Contract. The percentage the Policyowner may exclude is calculated by dividing the Policyowner's investment in the contract by the expected return from the Contract. As is the case with Annuity Payments under an FPA Contract, the exclusion ratio method continues to apply until the Policyowner recovers the investment in the contract. After that time, the Policyowner will have to include the full amount of each Annuity Payment in gross income for each taxable year (see "Obtaining Tax Advice").

WITHDRAWALS UNDER AN IRA CONTRACT

A Policyowner who receives payments under an IRA Contract before the Annuity Commencement Date (or who receives payments after the Annuity Commencement Date that are not Annuity Payments) generally may exclude only a portion of the payments from gross income. The portion that a Policyowner may exclude from gross income is generally determined by dividing the Policyowner's investment in the contract by the Policyowner's Account Balance as of the date of the distribution. The Internal Revenue Service may indicate another date for valuing account balances for this purpose (see "Obtaining Tax Advice").

LUMP SUM PAYMENT UNDER AN IRA CONTRACT

A Policyowner who receives a single sum payment of the Account Balance under an IRA Contract must include in gross income for the tax year in which the Policyowner receives the lump sum payment the difference between the amount of the lump sum payment and the amount of the Policyowner's investment in the contract.

IRA AND SEP IRA CONTRACTS--DEDUCTION OF CONTRIBUTIONS

Generally, the maximum allowable deduction which a Policyowner may take for Contributions to an IRA Contract is $2,000 or 100% of annual compensation, whichever is less. If a Policyowner participates in a pension plan, a tax-deferred annuity contract, a SEP, a SIMPLE, or an eligible 457 plan (a pension arrangement), and the Policyowner has an adjusted gross income (AGI) over a specified amount, the Policyowner will not be entitled to the maximum allowable deductible contribution. A Policyowner's allowable deductible contribution will be reduced by $1 for every $5 by which the Policyowner's AGI for 1998 exceeds $30,000, or $50,000 if married and filing jointly (such amounts to increase each year until 2007), or $0 if married and filing separately. As a consequence, a Policyowner will not be entitled to any tax deductions for Contributions under an IRA Contract once the Policyowner's adjusted gross income for 1998 reaches $40,000, or $60,000 if the Policyowner is married and filing jointly (such amounts to increase each year until 2007) or $10,000 if married and filing separately. If a Policyowner is married and the spouse does not participate in a pension arrangement, the spouse may make a Contribution to a spousal IRA, deductible to the same extent as the Contribution for the Policyowner, even if the Policyowner participates in a pension arrangement.

A Policyowner who may not deduct all or part of the Contributions to an IRA Contract under the above rules may still make non-deductible contributions. The maximum non-deductible contribution is $2,000 or 100% of annual compensation, whichever is less, reduced by the amount of the Policyowner's deductible contribution for that tax year.

A Policyowner may contribute up to $2,000 to an IRA on behalf of the Policyowner for any tax year and may contribute up to $2,000 to a spousal IRA for the Policyowner's spouse for any tax year (less any contributions to an IRA made by the spouse). Excess Contributions may result in adverse income tax consequences to a Policyowner.

If a Policyowner makes a non-deductible Contribution, the Policyowner must report the amount of that contribution to the IRS when the Policyowner files an income tax return for the year. Policyowners who make non-deductible contributions to IRAs are responsible for maintaining their own records regarding the contributions and calculating the amount of their investment in the contract. See "Payments Under Annuity Contracts Generally". The Insurance Company presumes, for tax reporting purposes and when distributions occur, that all contributions under an IRA Contract are deductible. It is the responsibility of the Policyowner to make any appropriate adjustments when reporting the distributions to the IRS on an income tax return for the year of distribution.

SIMPLE IRAS--ROLLOVER LIMITATION

During the first two years of participation in a SIMPLE, a Policyowner may rollover amounts from a SIMPLE IRA only to another SIMPLE IRA. After the two year period, a Policyowner may rollover amounts from a SIMPLE IRA to any IRA.

PENALTY TAXES

A penalty tax is imposed on each premature withdrawal, which is any withdrawal under a Contract before the Policyowner has reached age 59 1/2. The penalty tax is equal to 10% of the taxable portion of the premature withdrawal, or in other words is equal to 10% of the amount of the withdrawal that the Policyowner must include in gross income. However, if a Policyowner makes any withdrawals from a SIMPLE IRA within the first two years of the Policyowner's participation in the employer's SIMPLE, the early withdrawal penalty is increased to 25% from 10%. In the circumstances described below, no penalty tax will be imposed.

IRA CONTRACTS--NO PENALTY TAX FOR WITHDRAWALS BEFORE AGE 59 1/2 IF:

  1. The Policyowner has died.

  2. The Policyowner has become disabled.

  3. The withdrawals are annuity payments made over the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and his beneficiary.

  4. The withdrawals are to pay medical expenses of the Policyowner, or of the Policyowner's spouse or dependents, if the medical expenses would be deductible by the Policyowner for federal income tax purposes. (Medical expenses generally are deductible if they are not covered by health insurance or otherwise reimbursed and they exceed 7.5% of the taxpayer's adjusted gross income.)

  5. The withdrawals are to pay health insurance premiums for the Policyowner, or the Policyowner's spouse or dependents, if the Policyowner has received unemployment compensation for at least 12 weeks and certain other eligibility requirements are met.

  6. The withdrawals are for the payment of qualifying post-secondary (college) education expenses. OR

  7. The withdrawal is for qualified first-time home buyer expenses (up to $10,000 per lifetime).

Other federal income tax penalties may be applicable to amounts accumulated or distributed under IRA Contracts (see "Obtaining Tax Advice").

ROTH IRA CONTRACTS--QUALIFIED DISTRIBUTIONS

Any distribution that is a "qualified distribution" from a Roth IRA Contract is tax-free and penalty tax free for the Policyowner. A qualified distribution is a distribution made:

  1. After the end of the five-year period beginning with the year in which the Policyowner first contributed to the Roth IRA Contract (except that if a Policyowner rolls over amounts under an IRA Contract to a Roth IRA Contract, the amounts converted in any year are subject to a separate five-year holding period); and

  2. In one of the following circumstances:

    a) The Policyowner is age 59 1/2 or older; or
    b) The Policyowner has died; or
    c) The Policyowner has become disabled; or
    d) For qualified first-time home buyer expenses (up to $10,000 per lifetime).

Legislation is pending before Congress that would make certain changes to the definition of "qualified distribution" from a Roth IRA. Due to the pending legislation, individuals should establish separate Roth IRA Contracts for any conversion or rollovers made in different years, and a separate Roth IRA Contract for other Roth IRA contributions.

ROTH IRA CONTRACTS--NON-QUALIFIED DISTRIBUTIONS; WHEN PENALTY TAX NOT
APPLICABLE

Any withdrawal by a Policyowner that is not a "qualified distribution" is first considered to be a return of after-tax Contributions, which are not subject to taxation or the 10% penalty tax. After a Policyowner has recovered all Contributions under the Roth IRA Contract, the Policyowner will be taxed at ordinary income rates on the amount of investment earnings withdrawn and may be subject to the penalty tax on the taxable amount. (For purposes of this Rule, the Policyowner can aggregate all his or her Roth IRA contracts.)

There is no penalty tax for withdrawals that are not Qualified Distributions if one of the Regular IRA exceptions to the penalty tax applies. See "IRA Contracts--No Penalty Tax For Withdrawals Before Age 59 1/2 If:" above.

Legislation is pending before Congress, which if adopted would be effective as of January 1, 1998, that would change some of these rules for Roth IRAs. In particular, for any withdrawal from a Roth IRA within 5 years of a conversion or rollover from another IRA, the 10% penalty tax would apply even if the amount withdrawn is not taxable. Also, for conversions or rollovers from another IRA which are made during 1998, the penalty tax would be increased to 20% for withdrawals within 5 years of the conversion or rollover even if the withdrawal is not taxable. If rollovers or conversions are made to the same Roth IRA contract as other Roth IRA contributions, the 5 year period would start from the most recent conversion or rollover and withdrawals would be treated as being made first from the conversion or rollover amounts. As a consequence, individuals should establish separate Roth IRA contracts for any conversion or rollovers made in different years, and a separate Roth IRA contract for other Roth IRA contributions.

FPA CONTRACTS--NO PENALTY TAX FOR WITHDRAWALS BEFORE AGE 59 1/2 IF:

  1. The Policyowner has died.

  2. The Policyowner has become disabled.

  3. The withdrawals are annuity payments made over the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and his beneficiary. OR

  4. The amount withdrawn is attributable to Contributions made prior to August 14, 1982.


MINIMUM DISTRIBUTIONS REQUIRED UNDER IRA CONTRACTS

Distributions under IRA Contracts, other than Roth IRA Contracts, must begin by April 1 of the year following the year when the Policyowner reaches age 70 1/2 (the REQUIRED BEGINNING DATE), even if the Policyowner does not retire. The Code imposes minimum requirements on the amounts which must be distributed. If the Policyowner does not meet the requirements, a penalty tax equal to 50% of the difference between the required minimum and the actual distribution may be applicable. The minimum distribution may be satisfied if the Policyowner makes withdrawals from other non-Roth IRA contracts. See "Obtaining Tax Advice".

ESTATE TAXES

In general, a death benefit, consisting of amounts payable to a Policyowner's Beneficiary is includable in the Policyowner's estate for federal estate tax purposes. (See "Obtaining Tax Advice".)

WITHHOLDING ON ANNUITY PAYMENTS AND OTHER DISTRIBUTIONS

The Insurance Company is required to withhold federal income tax on Annuity Payments and other distributions, such as lump sum distributions or withdrawals. In addition, certain states require withholding if federal withholding is applicable. However, recipients of Annuity Payments or other distributions under the Contracts may elect not to have federal income tax withheld. A Policyowner may at any time revoke an election not to withhold. If the Policyowner revokes the election, the Insurance Company will commence withholding.

The Insurance Company will withhold only against the taxable portion of the Annuity Payments or of the other distributions. The Insurance Company will determine the withholding rate based upon the nature of the distribution. The Insurance Company will withhold Federal tax from Annuity Payments in accordance with the Annuitant's withholding certificate. If no withholding certificate is filed with the Insurance Company, the Insurance Company will withhold federal tax from Annuity Payments on the basis that the Annuitant is married with three withholding exemptions. In general, the Insurance Company will withhold Federal tax on withdrawals other than Annuity Payments at a flat 10% rate of the amount withdrawn.

OBTAINING TAX ADVICE

THIS DESCRIPTION OF THE CURRENT FEDERAL TAX STATUS AND CONSEQUENCES FOR POLICYOWNERS UNDER THE CONTRACTS IS NOT EXHAUSTIVE AND IS FOR INFORMATION PURPOSES ONLY, AND TAX PROVISIONS AND REGULATIONS MAY CHANGE AT ANY TIME. This description does not cover all situations involving the purchase of an annuity or the election of an option under the Contracts. A Policyowner's tax results may vary depending upon individual situations, and special rules may apply in certain cases. A Policyowner also may be subject to State and local taxes. The tax provisions in some states do not correspond to the Federal tax provisions for IRAs. IN PARTICULAR, A NUMBER OF STATES DO NOT CURRENTLY FOLLOW FEDERAL TAX PROVISIONS FOR ROTH IRAS. For these reasons, a Policyowner should consult a qualified tax adviser for complete tax information, including advice concerning the various forms of IRA Contracts available. This Prospectus does not discuss the requirements and limitations under the Code applicable to employers in establishing and maintaining SEPs and SIMPLEs or for the deductibility of employer contributions. Employers should consult their own qualified tax advisers.

                                 VOTING RIGHTS

The Insurance Company will vote the shares of the Underlying Funds held in the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. The Insurance Company will cast its votes according to instructions the Insurance Company receives from Policyowners, who have the right to instruct the Insurance Company on how to vote the shares. The number of Underlying Fund shares that the Insurance Company may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Fund.

The Insurance Company will vote 100% of the shares that a Separate Account Fund owns. The number of shares that the Insurance Company casts for or against each matter will be based on the voting instructions that the Insurance Company receives from Policyowners. The Insurance Company will assume that Policyowners who did not send voting instructions would have given instructions in the same proportions as the Policyowners who did send voting instructions. The number of Accumulation Units attributable to each Policyowner for purposes of giving voting instructions will be determined by the Insurance Company as of the same record date used by the Underlying Fund.

Each Policyowner who has the right to give voting instructions to the Insurance Company for a shareholders' meeting of an Underlying Fund will receive information about the matter to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to the Insurance Company.

If the Investment Company Act of 1940 is amended, or if the present interpretation of the Act changes, and as a result the Insurance Company determines that it may vote the shares of the Underlying Funds in its own discretion, it may elect to do so.

                            PERFORMANCE INFORMATION

MONEY MARKET FUND

From time to time, the Insurance Company may include quotations of the "yield" and "effective yield" for the Money Market Fund of the Separate Account in advertisements, sales literature or shareholder reports. Both yield figures are based on historical performance and show the performance of a hypothetical investment. Yield and effective yield do not indicate future performance.

The yield of the Money Market Fund refers to the net investment income that the Fund generates over a specified seven-day period, with the ending date stated. The income is annualized and shown as a percentage. To annualize the income, the Insurance Company assumes that the amount of income the Fund generated during the seven day period would be generated during each week in a 52-week period. The effective yield is expressed similarly to yield. When income is annualized, however, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Yield and effective yield for the Money Market Fund will vary based on, among other things, changes in the market conditions, the level of interest rates and the level of the Fund's and the underlying Money Market Fund's expenses.

OTHER FUNDS

From time to time, the Insurance Company may include quotations of "total return" of a Fund of the Separate Account in advertisements, sales literature or shareholder reports. Total return figures for a Separate Account Fund are based on the assumption that contributions under a Contract were invested in each Underlying Fund when that Underlying Fund first commenced operations. Total return figures are based on historical performances and show the performance of a hypothetical investment. Total return figures do not indicate future performance.

The total return of a Fund refers to return, assuming an investment has been held in the Underlying Fund for one year, five years and ten years (if the Underlying Fund has been in existence for those periods), and for any other period when the ending date is stated. Total return quotations are expressed in terms of average annual compounded rates of return for all periods quoted and assume that all dividends and capital gains distributions were reinvested. Total return for a Fund will vary based on, among other things, changes in market conditions and the level of the Fund's and the Underlying Fund's expenses.

For a detailed description of the methods the Insurance Company uses to determine yield and total return for the Separate Account's Funds, see the Statement of Additional Information.

                           FUNDING AND OTHER CHANGES

The Insurance Company reserves the right, subject to compliance with applicable law, including approval of Policyowners if required, (1) to create new funds of the Separate Account at any time; (2) to transfer assets determined by the Insurance Company to be associated with the class of contracts to which the Contracts belong from the Separate Account to another separate account of the Insurance Company; (3) to create additional separate investment accounts or combine any two or more accounts including the Separate Account; and (4) to deregister the Separate Account under the 1940 Act.

                       OTHER VARIABLE ANNUITY CONTRACTS

In addition to the Contracts described in this Prospectus, the Insurance Company may in the future offer other individual and group variable annuity contracts that also participate in the Separate Account.

                            GLOSSARY OF DEFINITIONS

ACCUMULATION PERIOD--The period under a Contract when Contributions are made. The Accumulation Period is before the Annuity Period.

ACCUMULATION UNIT--A measure used to calculate the value of a Policyowner's interest in each of the Funds of the Separate Account prior to the Annuity Commencement Date. Each Fund of the Separate Account has its own Accumulation Unit value.

AMERICAN CENTURY VP CAPITAL APPRECIATION FUND--The American Century VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. Prior to May 1, 1997, this Fund was known as the TCI Growth Fund.

ANNUITANT--The person who is to receive Annuity Payments under a Contract. Under FPA Contracts, the Policyowner may be the Annuitant, or the Policyowner may name another person as the Annuitant. Under IRA Contracts, the Policyowner must be the Annuitant.

ANNUITY COMMENCEMENT DATE--The date annuity benefits become payable under a Contract. A Policyowner selects the Annuity Commencement Date, or the Annuity Commencement Date may be imposed under Federal tax provisions in certain circumstances. Sometimes the Insurance Company refers to the Annuity Commencement Date as the Benefit Commencement Date.

ANNUITY PAYMENTS--A series of monthly payments from the Insurance Company for the life of the Annuitant, based on a Policyowner's Account Value on the Annuity Commencement Date. The amount of the monthly Annuity Payment is set as of the Annuity Commencement Date, and payments may be for a guaranteed minimum period of time, payable for the joint lifetime of the Annuitant and another person and thereafter for the life of the survivor, or for other periods available under the Insurance Company's payout options.

ANNUITY PERIOD--The period under a Contract that begins on the Annuity Commencement Date, during which Annuity Payments are received by an Annuitant.

BENEFICIARY(IES)--The person(s) named under the Contract to receive (1) death benefits if the Contract is in the Accumulation Period and the Annuitant dies or, if the Owner is not the Annuitant, upon the earlier to occur of the death of the Owner and the Annuitant, and (2) any remaining Annuity Payments (or their commuted value) if the Contract is in the Annuity Period and the Annuitant dies (or the contingent Annuitant under a joint and survivor annuity dies after the Annuitant).

CALVERT SOCIAL BALANCED PORTFOLIO--The Calvert Social Balanced Portfolio of Calvert Variable Series, Inc. Prior to January 1, 1998, this Portfolio was known as the Calvert Responsibly Invested Balanced Portfolio.

CODE--The Internal Revenue Code of 1986, as amended.

CONTRACT(S)--One (or more) of the individual variable accumulation annuity contracts described in this Prospectus.

CONTRIBUTIONS--Amounts contributed from time to time under a Contract during the Accumulation Period.

FIDELITY VIP EQUITY-INCOME PORTFOLIO--The Equity-Income Portfolio of Variable Insurance Products Fund.

FIDELITY VIP II CONTRAFUND AND ASSET MANAGER PORTFOLIOS--The Contrafund Portfolio and the Asset Manager Portfolio of Variable Insurance Products Fund II.

FUND--One of the subaccounts of the Separate Account.

GENERAL ACCOUNT--All of the assets of the Insurance Company that are not in a separate account, but rather are held as part of its general assets.

INSURANCE COMPANY--The American Life Insurance Company of New York.

INVESTMENT ALTERNATIVES--The General Account and the distinct Funds comprising the Separate Account. Each Fund is named for and invests in one of the Underlying Funds. Under the Contracts, a Policyowner may allocate
Contributions among any number of Investment Alternatives during the Accumulation Period. Currently, the Separate Account has sixteen Funds.

INVESTMENT COMPANY--Mutual of America Investment Corporation.

POLICYOWNER--Under an IRA Contract, the individual, and under an FPA Contract, the individual or employer, to whom the Contract is issued.

POLICYOWNER'S ACCOUNT BALANCE OR VALUE (OR ACCOUNT BALANCE OR VALUE)--The sum of the dollar values of the Accumulation Units credited to a Policyowner in the Separate Account and the value of amounts accumulated for the benefit of that Policyowner in the General Account.

REGULAR IRA--An IRA Contract other than a SEP IRA, SIMPLE IRA or Roth IRA.

ROTH IRA--An IRA contract designated as a Roth IRA, in accordance with Code
Section 408A.

SEPARATE ACCOUNT--The American Separate Account No. 2, a separate investment account established by the Insurance Company to receive and invest Contributions made under variable accumulation annuity contracts and other variable contracts. The Separate Account is set aside and kept separate from the other assets of the Insurance Company.

SEP IRA--An IRA Contract purchased by an employee in connection with a Simplified Employee Pension (SEP) adopted by the employer.

SIMPLE IRA--An IRA Contract purchased by an employee in connection with a Savings Incentive Match Plan for Employees (SIMPLE) adopted by the employer.

UNDERLYING FUNDS--Currently, sixteen funds or portfolios invested in by the Separate Account Funds. These are the Money Market, All America, Equity Index, Bond, Short-Term Bond, Mid-Term Bond, Composite and Aggressive Equity Funds of the Investment Company; the Fidelity VIP Equity-Income Portfolio; the Fidelity VIP II Contrafund and Asset Manager Portfolios; the Scudder Capital Growth, Bond and International Portfolios; the American Century VP Capital Appreciation Fund; and the Calvert Social Balanced Portfolio.

VALUATION DAY--Each day that the New York Stock Exchange is open for business until the close of the New York Stock Exchange on that day.

VALUATION PERIOD--The period beginning on the close of business of each Valuation Day and ending on the close of business on the next Valuation Day.

         TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
                                                                            ----
   Distribution of the Contracts...........................................   3
   Money Market Yield Calculation..........................................   3
   Performance Information.................................................   3
   Safekeeping of Separate Account Assets..................................   4
   State Regulation........................................................   4
   Periodic Reports........................................................   7
   Legal Proceedings.......................................................   7
   Legal Matters...........................................................   7
   Experts.................................................................   7
   Additional Information..................................................   7
   Financial Statements....................................................   7

          OBTAINING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION

To receive a copy of the Statement of Additional Information at no charge, a Policyowner may call 1-800-872-5963 or may detach the Form below and mail it to The American Life Insurance Company of New York, 320 Park Avenue, New York, New York 10022.

-------------------------------------------------------------------------------

              ORDER FORM FOR STATEMENT OF ADDITIONAL INFORMATION

To: The American Life Insurance Company of New York

Please send me a copy of the Statement of Additional Information dated May 1, 1998 for the Variable Accumulation Annuity Contracts offered by The American Life Insurance Company of New York through its Separate Account No. 2. My name and address are as follows:
            ---------------------------------------------------
            Name
            ---------------------------------------------------
            Street Address
            ---------------------------------------------------
            City                        State            Zip

                                                                         PART B

                      THE AMERICAN SEPARATE ACCOUNT NO. 2

                      STATEMENT OF ADDITIONAL INFORMATION
                                      FOR
                    VARIABLE ACCUMULATION ANNUITY CONTRACTS

                                   ISSUED BY

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                                320 PARK AVENUE
                           NEW YORK, NEW YORK 10022

                                ---------------

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Variable Accumulation Annuity Contracts ("Contracts") issued by The American Life Insurance Company of New York. You may obtain a copy of the Prospectus dated May 1, 1998, by calling 1-800-872-5963, or writing to The American Life Insurance Company of New York, 320 Park Avenue, New York, New York 10022. Terms used in the current Prospectus for the Contracts are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

Dated: May 1, 1998

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
DISTRIBUTION OF THE CONTRACTS................................................ 2
MONEY MARKET YIELD CALCULATION............................................... 2
PERFORMANCE INFORMATION...................................................... 2
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS....................................... 5
STATE REGULATION............................................................. 5
PERIODIC REPORTS............................................................. 6
LEGAL PROCEEDINGS............................................................ 6
LEGAL MATTERS................................................................ 6
EXPERTS.......................................................................6
ADDITIONAL INFORMATION........................................................6
FINANCIAL STATEMENTS..........................................................6

                         DISTRIBUTION OF THE CONTRACTS

Mutual of America Life Insurance Company, a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. ("Distributor") acts as the principal underwriter of the Contracts. The Contracts are offered for sale on a continuous basis through employees of the Insurance Company and certain employees of the Distributor. The only compensation paid for sales of the Contracts is in the form of salary. All persons engaged in selling the Contracts are licensed agents of the Insurance Company and are duly qualified registered representatives of the Distributor.

                        MONEY MARKET YIELD CALCULATION

In accordance with regulations adopted by the Securities and Exchange Commission, the Insurance Company may quote the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the Money Market Fund of the Separate Account at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for administrative and distribution expenses or services, the mortality and expense risk charge and income and expenses accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will by lower than the yield for the Money Market Fund of the Investment Company.

The Securities and Exchange Commission also permits the Insurance Company to disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. (See also the description of the Money Market Fund's yield quotations under "Performance Information" below.)

The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yield or rates of return. The Money Market Fund of the Separate Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

                            PERFORMANCE INFORMATION

MONEY MARKET FUND

From time to time, quotations of the performance of the Separate Account's Money Market Fund may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A. Yield is the net annualized yield based on a specified seven calendar-days calculated as simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

B. Effective yield is the net annualized yield for a specified seven calendar-days assuming a reinvestment of the income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

  Effective Yield = ((Base Period Return +1) 365/7)-1.

The current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 1997 was 4.39%.

                                     SAI-2

As described above, yield and effective yield are based on historical earnings and show the performance of a hypothetical investment and are not intended to indicate future performance. Yield and effective yield will vary based on changes in market conditions and the level of expenses.

In connection with communicating its total return to current or prospective Policyowners, the Money Market Fund also may compare these figures to the performance of other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

FUNDS OTHER THAN MONEY MARKET

From time to time, quotations of a Fund's "total return" may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A. Average Annual Total Return is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of the underlying portfolio's shares and assume that all dividends and gains distributions during the respective periods were reinvested in portfolio shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

              T = (ERV/P)/to the power 1 over n  - 1

Where:
P             = a hypothetical initial payment of $1,000
T             = average annual total return
n             = number of years
ERV           = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


B. Cumulative Total Return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the underlying portfolio's shares and assume that all dividends and capital gains distributions during the period were reinvested in portfolio shares. Cumulative total return is calculated by finding the rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                C = (ERV/P) - 1

C             = Cumulative Total Return
P             = hypothetical initial payment of $1,000
ERV           = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


                                     SAI-3

                                AVERAGE ANNUAL
                           TOTAL RETURN FOR PERIODS
                            ENDED DECEMBER 31, 1997

             FUND             ONE YEAR  FIVE YEARS  TEN YEARS  LIFE OF THE FUND
             ----             --------  ----------  ---------  ----------------
   Investment Company All
    America.................     24.9 %       17.1%      13.6%         14.9%(1)
   Investment Company Equity
    Index...................     31.1 %        N/A        N/A          17.7%(2)
   Investment Company Bond..      8.7 %        6.8%       7.5%          7.9%(1)
   Investment Company Short-
    Term Bond...............      4.4 %        N/A        N/A           3.4%(2)
   Investment Company Mid-
    Term Bond...............      5.7 %        N/A        N/A           4.6%(2)
   Investment Company Com-
    posite..................     15.9 %       11.0%      10.1%         11.1%(1)
   Investment Company Ag-
    gressive Equity.........     19.4 %        N/A        N/A          22.9%(3)
   Fidelity VIP Equity-In-
    come....................     26.3 %       18.5%      15.2%         13.3%(4)
   Fidelity VIP II Contra...     22.5 %        N/A        N/A          26.4%(5)
   Fidelity VIP II Asset
    Manager.................     19.1 %       11.6%       N/A          11.5%(6)
   Scudder Capital Growth...     33.7 %       16.3%      15.4%         14.3%(7)
   Scudder Bond.............      7.3 %        5.6%       7.2%          6.9%(7)
   Scudder International....      7.5 %       12.1%      10.4%          8.5%(8)
   American Century VP
    Capital Appreciation....     (4.5)%        4.4%       7.2%          7.9%(9)
   Calvert Social Balanced..     18.3 %       11.2%      10.2%          9.5%(10)

                      CUMULATIVE TOTAL RETURN FOR PERIODS
                            ENDED DECEMBER 31, 1997

             FUND             ONE YEAR  FIVE YEARS  TEN YEARS  LIFE OF THE FUND
             ----             --------  ----------  ---------  ----------------
   Investment Company All
    America.................     24.9 %      119.9%     257.4%        505.1%(1)
   Investment Company Equity
    Index...................     31.1 %        N/A        N/A         123.0%(2)
   Investment Company Bond..      8.7 %       38.7%     105.8%        168.7%(1)
   Investment Company Short-
    Term Bond...............      4.4 %        N/A        N/A          17.9%(2)
   Investment Company Mid-
    Term Bond...............      5.7 %        N/A        N/A          24.5%(2)
   Investment Company
    Composite...............     15.9 %       68.8%     162.2%        290.7%(1)
   Investment Company
    Aggressive Equity.......     19.4 %        N/A        N/A         112.8%(3)
   Fidelity VIP Equity-
    Income..................     26.3 %      133.6%     312.4%        306.4%(4)
   Fidelity VIP II Contra...     22.5 %        N/A        N/A         102.1%(5)
   Fidelity VIP II Asset
    Manager.................     19.1 %       72.8%       N/A         121.9%(6)
   Scudder Capital Growth...     33.7 %      112.9%     320.5%        429.1%(7)
   Scudder Bond.............      7.3 %       31.1%      99.6%        130.7%(7)
   Scudder International....      7.5 %       76.9%     168.3%        138.2%(8)
   American Century VP
    Capital Appreciation....     (4.5)%       23.8%     101.1%        115.2%(9)
   Calvert Social Balanced..     18.3 %       70.2%     163.2%        178.4%(10)

-------
 (1) For the period beginning January 1, 1985 (commencement of operations)
 (2) For the period beginning February 5, 1993 (commencement of operations)
 (3) For the period beginning May 2, 1994 (commencement of operations)
 (4) For the period beginning October 9, 1986 (commencement of operations)
 (5) For the period beginning January 3, 1995 (commencement of operations)
 (6) For the period beginning September 6, 1989 (commencement of operations)
 (7) For the period beginning July 16, 1985 (commencement of operations)
 (8) For the period beginning May 1, 1987 (commencement of operations)
 (9) For the period beginning November 20, 1987 (commencement of operations)
(10) For the period beginning September 2, 1986 (commencement of operations)

The returns for the All America Fund (previously called the "Stock Fund") prior to May 1, 1994 reflect the results of that Fund prior to a change in its investment objectives and policies and the addition of subadvisers on that date. The commencement dates for the Funds reflect the commencement dates for the underlying fund or portfolio. Separate Account charges have been deducted for fund or portfolios which commenced operations prior to the commencement of operations of the corresponding Fund of the Separate Account. Prior to January 1, 1998, the Calvert Social Balanced Fund was known as the Calvert Responsibility Invested Balanced Fund.

                                     SAI-4

The above figures for the Money Market and other Funds, both for average annual total return and cumulative total return, reflect charges made to the Separate Account, including a monthly service charge (a $2.00 monthly contract fee assessed as a cost per $1,000 based on the average account balance for all individually allocated contracts). The monthly contract fee is deducted initially from any net assets in the Policyowner's Account which have been allocated to the General Account. If no net assets are allocated to such Account, the monthly contract fee would be deducted from the net assets of the Policyowner's Account which have been allocated to one of the Funds of the Separate Account in the following order: (a) Investment Company Money Market,
(b) Investment Company Short-Term Bond, (c) Investment Company Mid-Term Bond,
(d) Investment Company Bond, (e) Scudder Bond, (f) Investment Company Composite, (g) Fidelity VIP II Asset Manager, (h) Calvert Social Balanced, (i) Fidelity VIP Equity-Income, (j) Investment Company All America, (k) Investment Company Equity Index, (l) Fidelity VIP II Contra Fund, (m) Investment Company Aggressive Equity, (n) Scudder Capital Growth, (o) Scudder International, and
(p) American Century VP Capital Appreciation. As such, the allocation of the net assets of a Participant's Account would determine whether any monthly contract fee would be charged against a Separate Account Fund.

The actual treatment of the monthly contract fee and its effect on total return would depend on the Policyowner's actual allocation. If a Policyowner has net assets in the General Account, the monthly contract fee would be deducted from the General Account, not any Separate Account Fund. Accordingly, the illustration of such a Policyowner's net assets held in any of the Funds of the Separate Account would experience a higher total return than shown above. If a Policyowner has no assets allocated to the General Account, but has net assets allocated to more than one Fund of the Separate Account, the fee would only be deducted from one of the Funds so that an illustration of total return figures of the other Funds would be higher than shown above and the Separate Account Fund from which the fee was deducted would illustrate a lower total return than shown above. If a Policyowner has no assets in the General Account, but has net assets allocated only to one Fund of the Separate Account, then after deduction of the monthly contract fee, an illustration of such a total return figure would be lower than that shown above.

Performance figures, when used, are based on historical earnings and are not guaranteed. They are not necessarily indicative of the future investment performance of a particular Fund. Total return and yield for a Fund will vary based on changes in market conditions and the level of the Fund's expenses. As a consequence, unit values will fluctuate so accumulation units, when redeemed, may be worth more or less than their original cost.

In connection with communicating its total return to current or prospective Policyowners, a Fund also may compare these figures to the performance of other variable annuity accounts tracked by rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

                    SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

Title to assets of the Separate Account is held by the Insurance Company. Records are maintained of all purchases and redemptions of Eligible Portfolio Company shares held by each of the Funds of the Separate Account.

                               STATE REGULATION

The Insurance Company is subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance departments of all the other states and jurisdictions in which it does business.

The Insurance Company must file with the Superintendent an annual statement on a form promulgated by the National Association of Insurance Commissioners. It must also file with New York and other states a separate statement with respect to any separate accounts that it may maintain, including the Separate Account. The Insurance Company's books and assets are subject to review and examination by the Superintendent and the Superintendent's agents at all times, and a full examination into the affairs of the Insurance Company is made at least every five years. A full examination of the Insurance Company's operations may also be conducted periodically by other states.

The laws of New York and of other states in which the Insurance Company is licensed to transact business provide specifically for regulation and supervision of the variable annuity activities of life insurance companies. Included in such regulations are requirements relating to mandatory contract provisions and approval of contract form. Such state regulation does not involve any supervision or control over the investment policies of the Separate Account, or the selection of investments therefor, except for verification that any such investments are permissible under applicable law. Generally, the states in which the Insurance Company does business apply the laws of New York in determining permissible investments for the Insurance Company.

                                     SAI-5

                               PERIODIC REPORTS

Prior to a Policyowner's Annuity Commencement Date, the Policyowner will be provided by the Insurance Company, at least quarterly, with a statement as of a specified date covering the period since the last statement. The statement will set forth, for the covered period: (1) the amount of Contributions paid under the Contract; (2) the interest accrued on amounts allocated for the Policyowner to the General Account; (3) the number and dollar value of Accumulation Units credited to the Policyowner in each Fund of the Separate Account; and (4) the total amounts of all withdrawals and transfers from each Account and each Fund. Employers making payroll deductions have been informed that payment must be remitted to the Insurance Company within seven days of the date it has been withheld from an individual's pay. The statement also will specify the Policyowner's Account Balance available to provide a periodic benefit, cash return, or death benefit with respect to the Policyowner. The Insurance Company will also transmit to Policyowners, at least semi-annually, reports showing the financial condition of the Separate Account, and a schedule of investments held in each Fund of the Investment Company.

                               LEGAL PROCEEDINGS

The Insurance Company is engaged in litigation of various kinds which in its judgment is not of material importance in relation to its total assets. There are no legal proceedings pending to which the Separate Account is a party.

                                 LEGAL MATTERS

All matters of applicable state law pertaining to the Contracts, including the Insurance Company's right to issue the Contracts thereunder, have been passed upon by Patrick A. Burns, Senior Executive Vice President and General Counsel of the Insurance Company. Certain legal matters relating to the Federal securities laws have been passed upon by the law firm of Jones & Blouch L.L.P., Washington, D.C.

                                    EXPERTS

The financial statements included in this Statement of Additional Information have been audited by the Insurance Company's independent public accountants, Arthur Andersen LLP, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

                            ADDITIONAL INFORMATION

A registration statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the current Prospectus for the Contracts. Statements contained herein and in the Prospectus concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of those documents, reference should be made to the materials filed with the Commission.

                             FINANCIAL STATEMENTS

The financial statements of the Insurance Company that are included in this Statement of Additional Information should be considered only as bearing on the ability of the Insurance Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. To the extent that Policyowners under the Contracts are participating in the investment performance of the Separate Account, the amounts of Policyowners' Account Balances and annuity payments are affected primarily by the investment results of the chosen Fund(s) of the Separate Account.

                                     SAI-6

The following financial statements for the year ended December 31, 1997 are included in this Statement of Additional Information:

                      THE AMERICAN SEPARATE ACCOUNT NO. 2

                                                                            PAGE
                                                                            ----
      Statement of Assets and Liabilities..................................   V
      Statement of Operations.............................................. VII
      Statements of Changes in Net Assets..................................  IX
      Notes to Financial Statements........................................ XII
      Report of Independent Public Accountants............................. XVI

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                                                                            PAGE
                                                                            ----
      Report of Independent Public Accountants.............................  55
      Statements of Financial Condition....................................  56
      Statements of Operations and Surplus.................................  57
      Statements of Cash Flow..............................................  58
      Notes to Financial Statements........................................  59

                                     SAI-7

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 2
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                                    INVESTMENT COMPANY
                                     ------------------------------------------------
                                     MONEY MARKET ALL AMERICA EQUITY INDEX    BOND
                                         FUND        FUND         FUND        FUND
                                     ------------ ----------- ------------ ----------
Assets:
Investments in Mutual of America
 Investment Corporation at
 market value
 (Cost:
 Money Market Fund --     $182,518
 All America Fund --    $5,832,577
 Equity Index Fund --   $5,064,845
 Bond Fund --             $919,962)
 (Notes 1 and 2)..................     $175,683   $6,204,754   $5,611,917  $  900,849
Due From (To) General Account.....        1,022        6,395       20,085       2,655
                                       --------   ----------   ----------  ----------
Net Assets........................     $176,705   $6,211,149   $5,632,002  $  903,504
                                       ========   ==========   ==========  ==========
Unit Value at December 31, 1997
 (Note 5).........................        $1.95        $6.76        $2.26       $3.00
                                          =====        =====        =====       =====
Number of Units Outstanding at
 December 31, 1997 (Note 5).......       90,542      919,295    2,496,288     301,512
                                       ========   ==========   ==========  ==========
                                                    INVESTMENT COMPANY
                                     ------------------------------------------------
                                                                           AGGRESSIVE
                                      SHORT-TERM   MID-TERM    COMPOSITE     EQUITY
                                      BOND FUND    BOND FUND      FUND        FUND
                                     ------------ ----------- ------------ ----------
Assets:
Investments in Mutual of America
 Investment Corporation at
 market value
 (Cost:
 Short-Term Bond Fund --   $29,896
 Mid-Term Bond Fund --     $66,446
 Composite Fund --      $3,202,469
 Aggressive Equity Fund --
                        $4,931,300)
 (Notes 1 and 2)..................     $ 28,900   $   61,337   $2,804,213  $4,927,701
Due From (To) General Account,....          128          388        1,505         (14)
                                       --------   ----------   ----------  ----------
Net Assets........................     $ 29,028   $   61,725   $2,805,718  $4,927,687
                                       ========   ==========   ==========  ==========
Unit Value at December 31, 1997
 (Note 5).........................        $1.19        $1.26        $4.36       $2.15
                                          =====        =====        =====       =====
Number of Units Outstanding at
 December 31, 1997 (Note 5).......       24,344       49,001      643,537   2,289,562
                                       ========   ==========   ==========  ==========

   The accompanying notes are an integral part of these financial statements.

                                       V

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 2
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                                                             AMERICAN
                                                      SCUDDER                CENTURY
                                          -------------------------------- ------------
                                                   CAPITAL                  VP CAPITAL
                                           BOND     GROWTH   INTERNATIONAL APPRECIATION
                                           FUND      FUND        FUND          FUND
                                          ------- ---------- ------------- ------------
Assets:
Investments in Scudder Portfolios and
 American Century VP Capital
 Appreciation Fund at market value
 (Cost:
 Scudder Bond Fund --            $95,240
 Scudder Capital Growth Fund --
                              $4,294,200
 Scudder International Fund --
                              $1,490,322
 American Century VP
  Capital Appreciation Fund --  $528,932)
 (Notes 1 and 2)........................  $97,540 $4,731,009  $1,500,620     $486,885
Due From (To) General Account...........      503      7,217    (369,959)       1,970
                                          ------- ----------  ----------     --------
Net Assets..............................  $98,043 $4,738,226  $1,130,661     $488,855
                                          ======= ==========  ==========     ========
Unit Value at December 31, 1997 (Note
 5).....................................   $12.37     $29.64      $14.46       $11.04
                                           ======     ======      ======       ======
Number of Units Outstanding at December
 31, 1997 (Note 5)......................    7,927    159,853      78,166       44,293
                                          ======= ==========  ==========     ========

                                               CALVERT                FIDELITY
                                             ----------- -------------------------------------
                                                            VIP        VIP II       VIP II
                                             RESPONSIBLY  EQUITY-
                                              INVESTED     INCOME      CONTRA    ASSET MANAGER
                                                FUND        FUND        FUND         FUND
                                             ----------- ----------  ----------  -------------
Assets:
Investments in Calvert Responsibly Invested
 Portfolio and Fidelity Portfolios at market
 value
 (Cost:
 Calvert Responsibly Invested Fund --
                                $478,377
 VIP Equity-Income Fund --    $2,255,545
 VIP II Contra Fund --        $3,576,502
 VIP II Asset Manager Fund -- $1,232,639)
 (Notes 1 and 2)............................  $511,634   $2,626,934  $4,329,466   $1,366,985
Due From (To) General Account...............     2,498      (10,380)     (1,571)       9,680
                                              --------   ----------  ----------   ----------
Net Assets..................................  $514,132   $2,616,554  $4,327,895   $1,376,665
                                              ========   ==========  ==========   ==========
Unit Value at December 31, 1997 (Note 5)....     $2.65       $27.77      $20.36       $21.14
                                                 =====       ======      ======       ======
Number of Units Outstanding at December 31,
 1997 (Note 5)..............................   194,166       94,213     212,606       65,125
                                              ========   ==========  ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                                       VI

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 2
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                              INVESTMENT COMPANY
                               -------------------------------------------------
                               MONEY MARKET ALL AMERICA EQUITY INDEX    BOND
                                   FUND        FUND         FUND        FUND
                               ------------ ----------- ------------ -----------
Investment Income and
 Expenses:
Income (Notes 1 and 4):
 Dividends...................    $10,948     $ 760,232   $ 116,246    $  57,855
                                 -------     ---------   ---------    ---------
Total Income.................     10,948       760,232     116,246       57,855
                                 -------     ---------   ---------    ---------
Expenses (Note 3):
 Fees........................      1,893        59,087      45,855        9,983
 Administrative Expenses.....        752         7,024       3,605        1,418
                                 -------     ---------   ---------    ---------
Total Expenses...............      2,645        66,111      49,460       11,401
                                 -------     ---------   ---------    ---------
Net Investment Income (loss).      8,303       694,121      66,786       46,454
                                 -------     ---------   ---------    ---------
Net Realized and Unrealized
 Gain (Loss) on Investments
 (Note 1):...................
 Net realized gain (loss) on
  investments................         22       100,040     210,401      (15,444)
 Net unrealized appreciation
  (depreciation) of
  investments................     (2,891)      170,608     524,908       32,882
                                 -------     ---------   ---------    ---------
Net Realized and Unrealized
 Gain (Loss) on Investments..     (2,869)      270,648     735,309       17,438
                                 -------     ---------   ---------    ---------
Net Increase (Decrease) in
 Net Assets Resulting from
 Operations..................    $ 5,434     $ 964,769   $ 802,095    $  63,892
                                 =======     =========   =========    =========
                                              INVESTMENT COMPANY
                               -------------------------------------------------
                                SHORT-TERM   MID-TERM    COMPOSITE   AGGRESSIVE
                                BOND FUND    BOND FUND      FUND     EQUITY FUND
                               ------------ ----------- ------------ -----------
Investment Income and
 Expenses:
Income (Notes 1 and 4):
 Dividends...................    $ 1,815     $   3,771   $ 621,108    $ 490,328
                                 -------     ---------   ---------    ---------
Total income.................      1,815         3,771     621,108      490,328
                                 -------     ---------   ---------    ---------
Expenses (Note 3):
 Fees........................        309         1,450      27,363       49,755
 Administrative Expenses.....        139           228       3,787        2,257
                                 -------     ---------   ---------    ---------
Total Expenses...............        448         1,678      31,150       52,012
                                 -------     ---------   ---------    ---------
Net Investment Income (Loss).      1,367         2,093     589,958      438,316
                                 -------     ---------   ---------    ---------
Net Realized and Unrealized
 Gain (Loss) on Investments
 (Note 1):...................
 Net realized gain (loss) on
  investments................         24       (34,118)      6,592      130,789
 Net unrealized appreciation
  (depreciation) of
  investments................       (388)       35,334    (267,950)      54,244
                                 -------     ---------   ---------    ---------
Net Realized and Unrealized
 Gain (Loss) on Investments..       (364)        1,216    (261,358)     185,033
                                 -------     ---------   ---------    ---------
Net Increase (Decrease) in
 Net Assets Resulting from
 Operations..................    $ 1,003     $   3,309   $ 328,600    $ 623,349
                                 =======     =========   =========    =========

   The accompanying notes are an integral part of these financial statements.

                                      VII

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 2
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                    AMERICAN
                                          SCUDDER                    CENTURY
                          --------------------------------------- -------------
                                         CAPITAL                   VP CAPITAL
                             BOND        GROWTH     INTERNATIONAL APPRECIATION
                             FUND         FUND          FUND          FUND
                          ----------- ------------- ------------- -------------
Investment Income and
 Expenses:
Income (Notes 1 and 4):
 Dividends...............   $ 3,541     $145,377      $ 17,852      $ 14,033
                            -------     --------      --------      --------
Total income.............     3,541      145,377        17,852        14,033
                            -------     --------      --------      --------
Expenses (Note 3):
 Fees....................       734       35,461        12,751         6,525
 Administrative Expenses.       599        1,537           309           211
                            -------     --------      --------      --------
Total Expenses...........     1,333       36,998        13,060         6,736
                            -------     --------      --------      --------
Net Investment Income
 (Loss)..................     2,208      108,379         4,792         7,297
                            -------     --------      --------      --------
Net Realized and
 Unrealized Gain (Loss)
 on Investments (Note 1):
 Net realized gain (loss)
  on investments.........       285      281,436       114,508       (22,217)
 Net unrealized
  appreciation
  (depreciation) of
  investments............     2,025      271,584       (23,785)        7,089
                            -------     --------      --------      --------
Net Realized and
 Unrealized Gain (Loss)
 on Investments..........     2,310      553,020        90,723       (15,128)
                            -------     --------      --------      --------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations.........   $ 4,518     $661,399      $ 95,515      $ (7,831)
                            =======     ========      ========      ========
                            CALVERT                   FIDELITY
                          ----------- -----------------------------------------
                          RESPONSIBLY      VIP         VIP II        VIP II
                           INVESTED   EQUITY-INCOME    CONTRA     ASSET MANAGER
                             FUND         FUND          FUND          FUND
                          ----------- ------------- ------------- -------------
Investment Income and
 Expenses:
Income (Notes 1 and 4):
 Dividends...............   $35,586     $147,393      $ 87,685      $ 82,858
                            -------     --------      --------      --------
Total income.............    35,586      147,393        87,685        82,858
                            -------     --------      --------      --------
Expenses (Note 3):
 Fees....................     4,631       23,891        40,155        11,510
 Administrative Expenses.       938        4,274         2,788         1,403
                            -------     --------      --------      --------
Total Expenses...........     5,569       28,165        42,943        12,913
                            -------     --------      --------      --------
Net Investment Income
 (Loss)..................    30,017      119,228        44,742        69,945
                            -------     --------      --------      --------
Net Realized and
 Unrealized Gain (Loss)
 on Investments (Note 1):
 Net realized gain (loss)
  on investments.........     3,585       67,484       111,794         5,525
 Net unrealized
  appreciation
  (depreciation) of
  investments............    27,151      260,021       462,114        86,433
                            -------     --------      --------      --------
Net Realized and
 Unrealized Gain (Loss)
 on Investments..........    30,736      327,505       573,908        91,958
                            -------     --------      --------      --------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations.........   $60,753     $446,733      $618,650      $161,903
                            =======     ========      ========      ========

   The accompanying notes are an integral part of these financial statements.

                                      VIII

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 2
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                INVESTMENT COMPANY
                          --------------------------------------------------------------------
                             MONEY MARKET         ALL AMERICA FUND        EQUITY INDEX FUND
                          --------------------  ----------------------  ----------------------
                            1997       1996        1997        1996        1997        1996
                          ---------  ---------  ----------  ----------  ----------  ----------
Increase (Decrease) in
 Net Assets:
From Operations:
 Net investment income
  (loss)................  $   8,303  $   1,708  $  694,121  $  123,170  $   66,786  $   35,099
 Net realized gain
  (loss) on investments.         22       (639)    100,040     131,267     210,401      82,968
 Net unrealized
  appreciation
  (depreciation)
  of investments........     (2,891)       812     170,608     158,864     524,908      10,360
                          ---------  ---------  ----------  ----------  ----------  ----------
Net Increase (Decrease)
 in net assets resulting
 from operations........      5,434      1,881     964,769     413,301     802,095     128,427
                          ---------  ---------  ----------  ----------  ----------  ----------
From Unit Transactions:
 Contributions..........     83,909    181,254   1,823,327   1,923,323   2,404,743   1,006,616
 Withdrawals............    (21,211)  (105,802)   (456,949)   (467,717)   (255,564)   (601,063)
 Net Transfers..........    (15,293)   (66,628)    527,066     399,364   1,207,296     466,940
                          ---------  ---------  ----------  ----------  ----------  ----------
Net Increase (Decrease)
 from unit transactions.     47,405      8,824   1,893,444   1,854,970   3,356,475     872,493
                          ---------  ---------  ----------  ----------  ----------  ----------
Net Increase (Decrease)
 in Net Assets..........     52,839     10,705   2,858,213   2,268,271   4,158,570   1,000,920
Net Assets:
Beginning of Year.......    123,866    113,161   3,352,936   1,084,665   1,473,432     472,512
                          ---------  ---------  ----------  ----------  ----------  ----------
End of Year.............  $ 176,705  $ 123,866  $6,211,149  $3,352,936  $5,632,002  $1,473,432
                          =========  =========  ==========  ==========  ==========  ==========
                                                INVESTMENT COMPANY
                          --------------------------------------------------------------------
                                                     SHORT-TERM               MID-TERM
                               BOND FUND              BOND FUND               BOND FUND
                          --------------------  ----------------------  ----------------------
                            1997       1996        1997        1996        1997        1996
                          ---------  ---------  ----------  ----------  ----------  ----------
Increase (Decrease) in
 Net Assets:
From Operations:
 Net investment income
  (loss)................  $  46,454  $  50,654  $    1,367  $      544  $    2,093  $   40,162
 Net realized gain
  (loss) on investments.    (15,444)       561          24          13     (34,118)       (136)
 Net unrealized
  appreciation
  (depreciation)
  of investments........     32,882    (52,401)       (388)       (480)     35,334     (39,780)
                          ---------  ---------  ----------  ----------  ----------  ----------
Net Increase (Decrease)
 in net assets resulting
 from operations........     63,892     (1,186)      1,003          77       3,309         246
                          ---------  ---------  ----------  ----------  ----------  ----------
From Unit Transactions:
 Contributions..........    249,039    666,539      14,842      15,543      18,408      27,912
 Withdrawals............    (55,507)  (115,522)     (1,270)     (1,474)    (79,572)    (20,124)
 Net Transfers..........   (256,192)   176,333      (5,813)        294    (190,378)    280,396
                          ---------  ---------  ----------  ----------  ----------  ----------
Net Increase (Decrease)
 from unit transactions.    (62,660)   727,350       7,759      14,363    (251,542)    288,184
                          ---------  ---------  ----------  ----------  ----------  ----------
Net Increase (Decrease)
 in Net Assets..........      1,232    726,164       8,762      14,440    (248,233)    288,430
Net Assets:
Beginning of Year.......    902,272    176,108      20,266       5,826     309,958      21,528
                          ---------  ---------  ----------  ----------  ----------  ----------
End of Year.............  $ 903,504  $ 902,272  $   29,028  $   20,266  $   61,725  $  309,958
                          =========  =========  ==========  ==========  ==========  ==========

   The accompanying notes are an integral part of these financial statements.

                                       IX

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 2
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                           INVESTMENT COMPANY
                              ------------------------------------------------
                                 COMPOSITE FUND       AGGRESSIVE EQUITY FUND
                              ----------------------  ------------------------
                                 1997        1996        1997         1996
                              ----------  ----------  -----------  -----------
Increase (Decrease) in Net
 Assets:
From Operations:
 Net investment income
  (loss)..................... $  589,958  $  189,648  $   438,316  $   340,535
 Net realized gain (loss) on
  investments................      6,592     (10,035)     130,789      113,218
 Net unrealized appreciation
  (depreciation) of
  investments................   (267,950)    (69,001)      54,244      (71,005)
                              ----------  ----------  -----------  -----------
Net Increase (Decrease) in
 net assets resulting from
 operations..................    328,600     110,612      623,349      382,748
                              ----------  ----------  -----------  -----------
From Unit Transactions:
 Contributions...............    882,737     957,159    1,846,599    1,334,514
 Withdrawals.................   (182,378)   (394,678)    (278,875)      13,683
 Net Transfers...............     65,188      81,515      243,989      (97,433)
                              ----------  ----------  -----------  -----------
Net Increase (Decrease) from
 unit transactions...........    765,547     643,996    1,811,713    1,250,764
                              ----------  ----------  -----------  -----------
Net Increase (Decrease) in
 Net Assets..................  1,094,147     754,608    2,435,062    1,633,512
Net Assets:
Beginning of Year............  1,711,571     956,963    2,492,625      859,113
                              ----------  ----------  -----------  -----------
End of Year.................. $2,805,718  $1,711,571  $ 4,927,687  $ 2,492,625
                              ==========  ==========  ===========  ===========

                                                    SCUDDER
                          -----------------------------------------------------------------
                              BOND FUND        CAPITAL GROWTH FUND     INTERNATIONAL FUND
                          ------------------  ----------------------  ---------------------
                            1997      1996       1997        1996        1997       1996
                          --------  --------  ----------  ----------  ----------  ---------
Increase (Decrease) in
 Net Assets:
From Operations:
 Net investment income
  (loss)................  $  2,208  $  1,841  $  108,379  $   65,921  $    4,792  $   2,996
 Net realized gain
  (loss) on investments.       285      (844)    281,436      41,159     114,508     43,909
 Net unrealized
  appreciation
  (depreciation) of
  investments...........     2,025      (511)    271,584      86,006     (23,785)    24,939
                          --------  --------  ----------  ----------  ----------  ---------
Net Increase (Decrease)
 in net assets resulting
 from operations........     4,518       486     661,399     193,086      95,515     71,844
                          --------  --------  ----------  ----------  ----------  ---------
From Unit Transactions:
 Contributions..........    58,335    36,598   1,686,187     774,932     408,312    325,676
 Withdrawals............   (18,824)  (28,324)   (318,095)   (338,868)   (110,707)  (187,224)
 Net Transfers..........     9,512     8,527   1,080,629     209,415    (204,358)   381,535
                          --------  --------  ----------  ----------  ----------  ---------
Net Increase (Decrease)
 from unit transactions.    49,023    16,801   2,448,721     645,479      93,247    519,987
                          --------  --------  ----------  ----------  ----------  ---------
Net Increase (Decrease)
 in Net Assets..........    53,541    17,287   3,110,120     838,565     188,762    591,831
Net Assets:
Beginning of Year.......    44,502    27,215   1,628,106     789,541     941,899    350,068
                          --------  --------  ----------  ----------  ----------  ---------
End of Year.............  $ 98,043  $ 44,502  $4,738,226  $1,628,106  $1,130,661  $ 941,899
                          ========  ========  ==========  ==========  ==========  =========

   The accompanying notes are an integral part of these financial statements.

                                       X

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 2
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                        AMERICAN CENTURY          CALVERT
                                       --------------------  ------------------
                                           VP CAPITAL           RESPONSIBLY
                                        APPRECIATION FUND      INVESTED FUND
                                       --------------------  ------------------
                                         1997       1996       1997      1996
                                       ---------  ---------  --------  --------
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss)........  $   7,297  $  72,186  $ 30,017  $ 14,195
 Net realized gain (loss) on
  investments........................    (22,217)   (24,573)    3,585    19,117
 Net Unrealized appreciation
  (depreciation) of investments......      7,089    (76,750)   27,151   (14,038)
                                       ---------  ---------  --------  --------
Net Increase (Decrease) in net assets
 resulting from operations...........     (7,831)   (29,137)   60,753    19,274
                                       ---------  ---------  --------  --------
From Unit Transactions:
 Contributions.......................    163,525    563,738   208,235   146,610
 Withdrawals.........................    (84,674)  (154,878)  (31,570)  (34,382)
 Net Transfers.......................   (362,546)  (288,819)   52,146     1,935
                                       ---------  ---------  --------  --------
Net Increase (Decrease) from unit
 transactions........................   (283,695)   120,041   228,811   114,163
                                       ---------  ---------  --------  --------
Net Increase (Decrease) in Net
 Assets..............................   (291,526)    90,904   289,564   133,437
Net Assets:
Beginning of Year....................    780,381    689,477   224,568    91,131
                                       ---------  ---------  --------  --------
End of Year..........................  $ 488,855  $ 780,381  $514,132  $224,568
                                       =========  =========  ========  ========

                                                     FIDELITY
                          --------------------------------------------------------------------
                                   VIP                   VIP II                 VIP II
                              EQUITY-INCOME              CONTRA              ASSET MANAGER
                                  FUND                    FUND                   FUND
                          ----------------------  ----------------------  --------------------
                             1997        1996        1997        1996        1997       1996
                          ----------  ----------  ----------  ----------  ----------  --------
Increase (Decrease) in
 Net Assets:
From Operations:
Net investment income
 (loss).................  $  119,228  $   13,554  $   44,742  $  (15,320) $   69,945  $  5,594
Net realized gain (loss)
 on investments.........      67,484      20,214     111,794      21,162       5,525     1,185
Net Unrealized
 appreciation
 (depreciation) of
 investments............     260,021      92,537     462,114     287,039      86,433    44,376
                          ----------  ----------  ----------  ----------  ----------  --------
Net Increase (Decrease)
 in net assets resulting
 from operations........     446,733     126,305     618,650     292,881     161,903    51,155
                          ----------  ----------  ----------  ----------  ----------  --------
From Unit Transactions:
Contributions...........   1,025,900   1,093,823   1,479,493   1,028,719     579,341   438,727
Withdrawals.............    (301,479)    (79,489)   (140,441)   (263,384)    (79,334)  (29,116)
Net Transfers...........     108,120    (152,309)   (173,641)  1,082,254      61,271   105,633
                          ----------  ----------  ----------  ----------  ----------  --------
Net Increase (Decrease)
 from unit transactions.     832,541     862,025   1,165,411   1,847,589     561,278   515,244
                          ----------  ----------  ----------  ----------  ----------  --------
Net Increase (Decrease)
 in Net Assets..........   1,279,274     988,330   1,784,061   2,140,470     723,181   566,399
Net Assets:
Beginning of Year.......   1,337,280     348,950   2,543,834     403,364     653,484    87,085
                          ----------  ----------  ----------  ----------  ----------  --------
End of Year.............  $2,616,554  $1,337,280  $4,327,895  $2,543,834  $1,376,665  $653,484
                          ==========  ==========  ==========  ==========  ==========  ========

   The accompanying notes are an integral part of these financial statements.

                                       XI

                     AMERICAN LIFE SEPARATE ACCOUNT NO. 2
                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

  Separate Account No. 2 of The American Life Insurance Company of New York ("Company") was established in conformity with New York Insurance Law and commenced operations on November 19, 1993 as a unit investment trust. On that date, the following American Life funds became available as investment alternatives: Money Market Fund, All America Fund, Equity Index Fund, Bond Fund, Short-Term Bond Fund, Mid-Term Bond Fund, Composite Fund, Scudder Bond Fund, Scudder Capital Growth Fund, Scudder International Fund, American Century VP Capital Appreciation Fund (formerly the TCI Growth Fund), and Calvert Responsibly Invested Balanced Fund. The American Life funds invest in a corresponding fund of Mutual of America Investment Corporation ("Investment Company"), portfolio of Scudder Variable Life Investment Fund ("Scudder"), fund of American Century Variable Portfolios Inc. ("American Century") and a corresponding fund of Calvert Responsibly Invested Balanced Portfolio of Acacia Capital Corporation ("Calvert").

  On May 2, 1994 the Investment Company Aggressive Equity Fund became available as an investment alternative to Separate Account No. 2. Also, prior to May 2, 1994 the All America Fund was known as the Stock Fund and had a different objective and no sub-advisors.

  On May 1, 1995, Fidelity Investments' Equity-Income, Contrafund and Asset Manager Funds became available to Separate Account No. 2 as investment alternatives. The Fidelity Equity-Income Fund invests in the corresponding portfolio of Fidelity Variable Insurance Products Fund and the Contrafund and Asset Manager Funds invest in the corresponding portfolios of Fidelity Variable Insurance Products Fund II (collectively, "Fidelity").

  Separate Account No. 2 was formed by the Company to support the operations of the Company's group and individual variable accumulation annuity contracts ("Contracts"). The assets of Separate Account No. 2 are the property of the Company. The portion of Separate Account No. 2's assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.

  The significant accounting policies of Separate Account No. 2 are as follows:

  Investment Valuation -- Investments are made in shares of the Investment Company, Scudder, American Century, Calvert and Fidelity and are valued at the reported net asset values of the respective Funds or Portfolios.

  Investment Transactions -- Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

  Federal Income Taxes -- Separate Account No. 2 will be treated as a part of the Company and will not be taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code of 1986. No provision for income taxes is required in the accompanying financial statements.

2. INVESTMENTS

  The number of shares owned by Separate Account No. 2 and their respective net asset values (rounded to the nearest cent) per share at December 31, 1997 are as follows:

                                              NUMBER OF SHARES NET ASSET VALUE
                                              ---------------- ---------------
     Investment Company Funds:
      Money Market Fund......................      149,299          $1.18
      All America Fund.......................    2,289,046           2.71
      Equity Index Fund......................    2,700,582           2.08
      Bond Fund..............................      631,182           1.43
      Short-Term Bond Fund...................       28,308           1.02
      Mid-Term Bond Fund.....................       67,940           0.90
      Composite Fund.........................    1,728,994           1.62
      Aggressive Equity Fund.................    3,065,995           1.61

                                      XII

                     AMERICAN LIFE SEPARATE ACCOUNT NO. 2
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                               NUMBER OF SHARES NET ASSET VALUE
                                               ---------------- ---------------
     Scudder Portfolios:
      Bond Portfolio..........................      14,198          $ 6.87
      Capital Growth Portfolio--Class "A".....     229,327           20.63
      International Portfolio--Class "A"......     106,351           14.11
     American Century VP Capital Appreciation
      Fund....................................      50,298            9.68
     Calvert Responsibly Invested Balanced
      Portfolio...............................     258,143            1.98
     Fidelity Portfolios:
      Equity-Income--"Initial" Class..........     108,193           24.28
      Contrafund--"Initial" Class.............     217,125           19.94
      Asset Manager--"Initial" Class..........      75,901           18.01

3. EXPENSES

  Administrative Charges -- In connection with its administrative functions, the Company deducts daily, at an annual rate of .40%, an amount from the value of the net assets of all funds except the VP Capital Appreciation Fund for which the annual rate is .20% and, effective in 1997, each Fidelity fund, for which the annual rate is .30%.

  In addition, a deduction of up to $2.00 may be made at the end of each month from a participant's account, except that such charge shall not exceed 1/12 of 1% of the balance in such account in any month.

  Distribution Expense Charge -- The Insurance Company will make a deduction daily from the value of the net assets of each fund, at an annual rate of
 .35%, to cover anticipated distribution expenses.

  Mortality and Expense Risk Charge -- The Company assumes the risk to make annuity payments in accordance with annuity tables provided in the Contracts regardless of how long a participant lives and also assumes certain expense risks associated with such annuity payments. For assuming the risk, the Company deducts daily, at an annual rate of .50%, an amount from the value of the net assets of each fund.

4. DIVIDENDS

  All dividend distributions are reinvested in additional shares of the respective funds or portfolios at net asset value. On December 30, 1997 a dividend was declared by the Investment Company to shareholders of record as of December 30, 1997 and was paid on December 31, 1997. Previous thereto, the Investment Company declared and paid a dividend distribution on September 15, 1997. The combined amount of these dividends was as follows:

     Money Market Fund................................................. $ 10,948
     All America Fund..................................................  760,232
     Equity Index Fund.................................................  116,246
     Bond Fund.........................................................   57,855
     Short-Term Bond Fund..............................................    1,815
     Mid-Term Bond Fund................................................    3,771
     Composite Fund....................................................  621,108
     Aggressive Equity Fund............................................  490,328

  On January 29, 1997, February 26, 1997, April 28, 1997, July 29, 1997 and
October 29, 1997, dividends were paid by the Scudder Bond Portfolio. The combined amount of the dividends was $3,541.

  On January 29, 1997, February 26, 1997, April 28, 1997, July 29, 1997 and
October 29, 1997, dividends were paid by the Scudder Capital Growth Portfolio. The combined amount of the dividends was $145,377.

  On February 26, 1997 a dividend was paid by the Scudder International Portfolio. The amount of the dividend was $17,852.

                                     XIII

                     AMERICAN LIFE SEPARATE ACCOUNT NO. 2
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  On March 29, 1997 a dividend was paid by the American Century VP Capital Appreciation Fund. The amount of the dividend was $14,033.

  On December 31, 1997, a dividend was paid by the Calvert Responsibly Invested Portfolio. The amount of the dividend was $35,586.

  On February 7, 1997 a dividend was paid by the Fidelity Equity-Income Portfolio. The amount of the dividend was $147,393.

  On February 7, 1997, a dividend was paid by the Fidelity Contrafund Portfolio. The amount of the dividend was $87,685.

  On February 7, 1997, a dividend was paid by the Fidelity Asset Manager Portfolio. The amount of the dividend was $82,858.

5. FINANCIAL HIGHLIGHTS

  Shown below are financial highlights for a Unit outstanding throughout the year ended December 31, 1997 and each of the previous years or, if not in existence a full year, the initial period ended December 31:

                                                    INVESTMENT COMPANY
                          ----------------------------------------------------------------------
                                 MONEY MARKET FUND                   ALL AMERICA FUND
                          -------------------------------- -------------------------------------
                            1997     1996    1995    1994   1997    1996    1995    1994   1993
                          --------- ------- ------- ------ ------- ------- ------- ------ ------
Unit value, beginning of
 year/period............      $1.87   $1.80   $1.72  $1.68   $5.39   $4.52   $3.35  $3.36  $3.31
                          ========= ======= ======= ====== ======= ======= ======= ====== ======
Unit value, end of
 year/period............      $1.95   $1.87   $1.80  $1.72   $6.76   $5.39   $4.52  $3.35  $3.36
                          ========= ======= ======= ====== ======= ======= ======= ====== ======
Units outstanding, end
 of year/period.........     90,542  66,104  62,822 29,648 919,295 621,536 239,745 91,238     27
                          ========= ======= ======= ====== ======= ======= ======= ====== ======
                                                    INVESTMENT COMPANY
                          ----------------------------------------------------------------------
                                     EQUITY INDEX FUND                       BOND FUND
                          ---------------------------------------- -----------------------------
                            1997     1996    1995    1994   1993    1997    1996    1995   1994
                          --------- ------- ------- ------ ------- ------- ------- ------ ------
Unit value, beginning of
 year/period............      $1.72   $1.42   $1.05  $1.05   $1.04   $2.75   $2.69  $2.28  $2.39
                          ========= ======= ======= ====== ======= ======= ======= ====== ======
Unit value, end of
 year/period............      $2.26   $1.72   $1.42  $1.05   $1.05   $3.00   $2.75  $2.69  $2.28
                          ========= ======= ======= ====== ======= ======= ======= ====== ======
Units outstanding, end
 of year/period.........  2,496,288 858,298 333,578 35,717     185 301,512 328,371 65,503 23,434
                          ========= ======= ======= ====== ======= ======= ======= ====== ======

                                            INVESTMENT COMPANY
                           -----------------------------------------------------
                                  SHORT-TERM                  MID-TERM
                                   BOND FUND                  BOND FUND
                           ------------------------- ---------------------------
                            1997   1996  1995  1994   1997   1996    1995  1994
                           ------ ------ ----- ----- ------ ------- ------ -----
Unit value, beginning of
 year/period.............   $1.14  $1.10 $1.03 $1.03  $1.19   $1.16  $1.01 $1.06
                           ====== ====== ===== ===== ====== ======= ====== =====
Unit value, end of
 year/period.............   $1.19  $1.14 $1.10 $1.03  $1.26   $1.19  $1.16 $1.01
                           ====== ====== ===== ===== ====== ======= ====== =====
Units outstanding, end of
 year/period.............  24,344 17,798 5,302 3,639 49,001 260,862 18,581 3,694
                           ====== ====== ===== ===== ====== ======= ====== =====

                                                     INVESTMENT COMPANY
                          -------------------------------------------------------------------------
                                     COMPOSITE FUND                     AGGRESSIVE EQUITY FUND
                          ------------------------------------- ---------------------------------------
                           1997    1996    1995    1994   1993    1997      1996     1995    1994
                          ------- ------- ------- ------- ----- --------- --------- ------- -------
Unit value, beginning of
 year/period............    $3.75   $3.39   $2.82   $2.95 $2.93     $1.80     $1.43   $1.05   $1.00
                          ======= ======= ======= ======= ===== ========= ========= ======= =======
Unit value, end of
 year/period............    $4.36   $3.75   $3.39   $2.82 $2.95     $2.15     $1.80   $1.43   $1.05
                          ======= ======= ======= ======= ===== ========= ========= ======= =======
Units outstanding, end
 of year/period.........  643,537 456,304 281,905 131,650   322 2,289,562 1,386,311 599,553 106,710
                          ======= ======= ======= ======= ===== ========= ========= ======= =======

                                      XIV

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 2
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                         SCUDDER
                          ----------------------------------------------------------------------
                                      BOND FUND                      CAPITAL GROWTH FUND
                          ---------------------------------- -----------------------------------
                           1997   1996   1995   1994   1993   1997    1996   1995   1994   1993
                          ------ ------ ------ ------ ------ ------- ------ ------ ------ ------
Unit value, beginning of
 year/period............  $11.48 $11.30 $ 9.69 $10.32 $10.24  $22.11 $18.64 $14.67 $16.46 $16.10
                          ====== ====== ====== ====== ====== ======= ====== ====== ====== ======
Unit value, end of
 year/period............  $12.37 $11.48 $11.30 $ 9.69 $10.32  $29.64 $22.11 $18.64 $14.67 $16.46
                          ====== ====== ====== ====== ====== ======= ====== ====== ====== ======
Units outstanding, end
 of year/period.........   7,927  3,877  2,407    799    --  159,853 73,641 42,366 22,116     59
                          ====== ====== ====== ====== ====== ======= ====== ====== ====== ======

                                       SCUDDER                       AMERICAN CENTURY
                          ---------------------------------- ---------------------------------
                                  INTERNATIONAL FUND           VP CAPITAL APPRECIATION FUND
                          ---------------------------------- ---------------------------------
                           1997   1996   1995   1994   1993   1997   1996   1995   1994  1993
                          ------ ------ ------ ------ ------ ------ ------ ------ ------ -----
Unit value, beginning of
 year/period............  $13.43 $11.85 $10.80 $11.06 $10.36 $11.53 $12.18 $ 9.39  $9.61 $9.38
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== =====
Unit value, end of
 year/period............  $14.46 $13.43 $11.85 $10.80 $11.06 $11.04 $11.53 $12.18  $9.39 $9.61
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== =====
Units outstanding, end
 of year/period.........  78,166 70,139 29,549 52,296     38 44,293 67,688 56,618 13,116    20
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== =====

                                        CALVERT                FIDELITY VIP
                             ----------------------------- --------------------
                               RESPONSIBLY INVESTED FUND    EQUITY-INCOME FUND
                             ----------------------------- --------------------
                              1997    1996    1995   1994   1997   1996   1995
                             ------- ------- ------ ------ ------ ------ ------
Unit value, beginning of
 year/period................   $2.23   $2.01  $1.57  $1.64 $21.93 $19.43 $16.30
                             ======= ======= ====== ====== ====== ====== ======
Unit value, end of
 year/period................   $2.65   $2.23  $2.01  $1.57 $27.77 $21.93 $19.43
                             ======= ======= ====== ====== ====== ====== ======
Units outstanding, end of
 year/period................ 194,166 100,573 45,392 18,308 94,213 60,979 17,958
                             ======= ======= ====== ====== ====== ====== ======

                                                  FIDELITY VIP II
                                    -------------------------------------------
                                         CONTRA FUND        ASSET MANAGER FUND
                                    ---------------------- --------------------
                                     1997    1996    1995   1997   1996   1995
                                    ------- ------- ------ ------ ------ ------
Unit value, beginning of
 year/period.......................  $16.59  $13.85 $11.43 $17.72 $15.66 $14.04
                                    ======= ======= ====== ====== ====== ======
Unit value, end of year/period.....  $20.36  $16.59 $13.85 $21.14 $17.72 $15.66
                                    ======= ======= ====== ====== ====== ======
Units outstanding, end of
 year/period....................... 212,606 153,360 29,132 65,125 36,872  5,561
                                    ======= ======= ====== ====== ====== ======

                                       XV

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The American Life Insurance Company of New York:

  We have audited the accompanying statement of assets and liabilities of American Life Separate Account No. 2 as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Life Separate Account No. 2 as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP

New York, New York
February 20, 1998

                                      XVI

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The American Life Insurance Company of New York:

  We have audited the accompanying statements of financial condition of The American Life Insurance Company of New York as of December 31, 1997 and 1996, and the related statements of operations and surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 2, the accompanying statutory-basis financial statements were prepared in conformity with the accounting practices prescribed or permitted by the State of New York Insurance Department which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 9.

  In our opinion, because of the effects of the matter described in the third paragraph and more fully discussed in Note 9, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of The America Life Insurance Company of New York as of December 31, 1997 and 1996, or the results of its operations or its cash flows for the years then ended. Furthermore, in our opinion, the supplemental data included in Note 9 reconciling net income and surplus as shown in the financial statements to the net income and surplus as determined in conformity with generally accepted accounting principles, present fairly, in all material respects, the information shown therein.

  However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of The American Life Insurance Company of New York as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

Arthur Andersen LLP

New York, New York
February 20, 1998

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF FINANCIAL CONDITION
                           DECEMBER 31, 1997 AND 1996

                                                       1997           1996
                                                  -------------- --------------
Assets
General Account
 Bonds and notes................................. $1,164,994,627 $1,217,670,337
 Common stocks...................................     15,407,140        135,000
 Preferred stocks................................      9,527,901            --
 Cash and short-term investments.................     25,845,999     27,785,850
 Mortgage loans..................................      6,350,956     15,598,323
 Policy loans....................................      8,881,485      8,968,973
 Other assets....................................         87,418         69,614
 Investment income accrued.......................     14,043,501     17,468,949
 Federal income tax recoverable..................            --         914,684
 Receivables and other...........................      2,180,703      2,478,011
                                                  -------------- --------------
Total General Account............................  1,247,319,730  1,291,089,740
Separate Accounts................................     94,399,213     48,257,215
                                                  -------------- --------------
Total Assets..................................... $1,341,718,943 $1,339,346,955
                                                  ============== ==============
Liabilities and Surplus
General Account Liabilities
 Insurance and annuity reserves.................. $1,090,571,807 $1,172,099,244
 Other contract liabilities and reserves.........      9,367,352      9,482,671
 Dividends payable to contract and policyholders.        106,329        106,352
 Interest maintenance reserve....................     21,999,839     19,145,506
 Due to affiliates...............................     21,073,324      3,814,709
 Federal income taxes payable....................      5,327,311            --
 Other liabilities...............................     10,249,938      3,362,002
                                                  -------------- --------------
Total General Account............................  1,158,695,900  1,208,010,484
Separate Account Reserves and Liabilities........     94,399,213     48,257,215
                                                  -------------- --------------
Total Liabilities................................  1,253,095,113  1,256,267,699
                                                  -------------- --------------
Asset Valuation Reserve (Note 2).................      6,139,264     10,684,063
                                                  -------------- --------------
Surplus
 Capital stock, $4.55 par value, 1,100,000 shares
  authorized, 550,000 shares issued and
  outstanding....................................      2,502,500      2,502,500
 Assigned surplus................................     43,548,059     43,548,059
 Unassigned surplus..............................     36,434,007     26,344,634
                                                  -------------- --------------
  Total Surplus..................................     82,484,566     72,395,193
                                                  -------------- --------------
Total Liabilities and Surplus.................... $1,341,718,943 $1,339,346,955
                                                  ============== ==============

                See accompanying notes to financial statements.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                      STATEMENTS OF OPERATIONS AND SURPLUS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                         1997          1996
                                                     ------------  ------------
Income
 Annuity considerations and deposits (Note 4)....... $ 82,181,885  $ 61,030,973
 Life and disability insurance premiums (Note 4)....   28,214,541    30,154,993
                                                     ------------  ------------
Total considerations and premiums...................  110,396,426    91,185,966
 Reserve adjustment on reinsurance ceded (Note 4)...   (2,598,704)   (2,835,444)
 Net investment income..............................   95,846,920   100,547,352
 Other, net.........................................      309,103       228,874
                                                     ------------  ------------
Total income........................................  203,953,745   189,126,748
                                                     ------------  ------------
Deductions
 Change in insurance and annuity reserves...........  (43,451,982)    4,830,460
 Annuity and surrender benefits.....................  192,238,148   129,235,585
 Death and disability benefits......................   20,086,539    19,184,975
 Operating expenses (Note 8)........................   27,401,222    31,854,145
 Other, net.........................................          --        145,801
                                                     ------------  ------------
Total deductions....................................  196,273,927   185,250,966
                                                     ------------  ------------
Net gain before dividends...........................    7,679,818     3,875,782
Dividends to contract and policyholders.............      147,104        96,524
                                                     ------------  ------------
Net gain from operations............................    7,532,714     3,779,258
Federal income tax benefit..........................      343,145     1,976,684
Net realized capital losses (Note 3)................   (2,636,718)   (1,670,069)
                                                     ------------  ------------
Net income..........................................    5,239,141     4,085,873
Surplus Transactions
 Change in asset valuation reserve..................    4,544,799      (939,701)
 Change in unrealized capital gains.................       18,521     1,051,375
 Change in non-admitted assets......................      229,472      (195,749)
 Other, net.........................................       57,440      (172,939)
                                                     ------------  ------------
Net change in surplus...............................   10,089,373     3,828,859
Surplus, at beginning of year.......................   72,395,193    68,566,334
                                                     ------------  ------------
Surplus, at end of year............................. $ 82,484,566  $ 72,395,193
                                                     ============  ============


                See accompanying notes to financial statements.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                        1997          1996
                                                    ------------  ------------
Cash Provided
 Premium and annuity funds received................ $110,396,425  $ 91,255,667
 Investment income received........................   95,229,999    95,293,572
 Reserve adjustment on reinsurance ceded...........   (2,506,267)   (2,643,286)
 Other, net........................................      262,932        49,618
                                                    ------------  ------------
Total receipts.....................................  203,383,089   183,955,571
                                                    ------------  ------------
 Benefits paid.....................................  211,664,088   149,770,832
 Dividends paid to contract and policyholders......      147,127       115,274
 Insurance and operating expenses paid.............   29,095,047    30,261,183
 Net transfers to separate accounts................   37,772,256    31,040,572
                                                    ------------  ------------
Total payments.....................................  278,678,518   211,187,861
                                                    ------------  ------------
Net Cash Used by Operations........................  (75,295,429)  (27,232,290)
 Proceeds from long-term investments sold, matured
  or repaid........................................  899,695,610   427,997,992
 Federal income tax benefit on securities
  transactions.....................................          --      7,961,776
 Other, net........................................   31,768,841    16,964,961
                                                    ------------  ------------
Total cash provided................................  856,169,022   425,692,439
                                                    ------------  ------------
Cash Applied
 Cost of long-term investments acquired............  857,753,087   408,374,919
 Other, net........................................      355,785     4,353,119
                                                    ------------  ------------
Total cash applied.................................  858,108,872   412,728,038
                                                    ------------  ------------
Net Change in Cash and Short-Term Investments......   (1,939,850)   12,964,401
Cash and Short-Term Investments
Beginning of year..................................   27,785,849    14,821,448
                                                    ------------  ------------
End of year........................................ $ 25,845,999  $ 27,785,849
                                                    ============  ============



                See accompanying notes to financial statements.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996

1. ORGANIZATION

  The American Life Insurance Company of New York (the "Company") is a stock life insurance company licensed in all fifty states and the District of Columbia. The Company is a wholly-owned subsidiary of Mutual of America Corporation. Mutual of America Corporation is a wholly-owned subsidiary of Mutual of America Life Insurance Company ("Mutual of America").

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Nature of Operations -- The Company provides retirement and employee benefit plans in the small to medium size case area. Operations are conducted primarily through a network of regional field offices staffed by salaried consultants.

  Basis of Presentation -- The financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from generally accepted accounting principles ("GAAP"). The variances between such practices and GAAP and the effects on the accompanying financial statements are described in Note
9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities. As such, the financial statements are oriented to the insuring public.

  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

  Certain 1996 amounts included in the accompanying financial statements have been reclassified to conform with the 1997 presentation.

  Accounting policies applied in the preparation and presentation of these financial statements follow.

  Asset Valuations -- Investment valuations are prescribed by the National Association of Insurance Commissioners ("NAIC"). Bonds qualifying for amortization are stated at amortized cost; short-term investments in good standing are stated at cost. Fair value for these securities (approximately $1.2 billion in 1997 and $1.3 billion in 1996) is determined by reference to market prices quoted by the NAIC. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. All other bonds and short-term notes are stated at market value which approximates fair value.

  Common stocks and preferred stocks in good standing are stated at market value, which approximates fair value. Market value is determined by reference to valuations quoted by the NAIC. Unrealized gains and losses are applied directly to unassigned surplus.

  Mortgage loans are carried at amortized indebtedness. Fair value for these loans (approximately $6.5 million in 1997 and $15.1 million in 1996) is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities. Impairments of individual assets that are considered other than temporary are recognized when incurred. There were no impairments recorded during 1997 or 1996.

  Policy loans are stated at the unpaid balance of the loan. The majority of such loans are issued with variable interest rates which are periodically adjusted based on changes in the rates credited to these policies and therefore are considered to be stated at fair value.

  Certain other assets, such as furniture and fixtures and prepaid expenses, are excluded from the statements of financial condition ("non-admitted assets").

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  Interest Maintenance and Asset Valuation Reserves -- Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the statements of operations and surplus.

  An Asset Valuation Reserve ("AVR") applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the borrower are included in the appropriate subcomponent of the AVR. Changes in the AVR are applied directly to unassigned surplus.

  Separate Account Operations -- Certain life insurance premiums and annuity considerations may be invested at the participants' discretion in Separate Accounts; either a multifund account, which is managed by Mutual of America Capital Management Corporation, or certain other funds, which are managed by outside investment advisors. All of the funds' investment experience, including net realized and unrealized capital gains in the Separate Accounts (net of investment advisory fees and administration fees assessed), is allocated to participants. Investments held in the Separate Accounts are stated at market value, which is equal to fair value. Participants' corresponding equity in the Separate Accounts are reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying statements. Net operating gains are offset by increases to reserve liabilities in the respective Separate Accounts.

  Insurance and Annuity Reserves -- Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 9.25%) which meet or exceed statutory requirements. Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various interest rates, which during 1997 and 1996, ranged from 4.75% to 5.50% and 4.75% to 5.75%, respectively, and are deemed sufficient to provide for contractual surrender values of these funds. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions which meet statutory requirements.

  Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value, which approximates fair value ($507.1 million and $519.0 million) at December 31, 1997 and 1996, respectively. The fair value of annuity contracts (approximately $636.4 million and $628.8 million at December 31, 1997 and 1996, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 6.12% and 6.92% were used at December 31, 1997 and 1996, respectively.

  Premiums, Annuity Considerations, Investment Income and Expenses -- Annuity considerations are recognized as income when due; considerations for deposit type contracts are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.

  General Account investment income is reported as earned and is presented net of related investment expenses; operating expenses, including acquisition costs for new business and income taxes, are charged to operations as incurred.

  Dividends -- Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. FIXED MATURITY SECURITIES

  The statement values and NAIC market values of investments in fixed maturity securities (bonds and notes) at December 31, 1997 are shown below. Excluding U.S. Government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

                                                 GROSS      GROSS       NAIC
                                    STATEMENT  UNREALIZED UNREALIZED   MARKET
   CATEGORY                           VALUE      GAINS      LOSSES     VALUE
   --------                         ---------- ---------- ---------- ----------
                                                  (000'S OMITTED)
   U.S. Treasury securities and
    obligations of U.S. Government
    corporations and agencies.....  $  608,132  $ 7,248     $  112   $  615,268
   Obligations of states and
    political subdivisions........       7,721    1,404        --         9,125
   Debt securities issued by
    foreign governments...........      36,727    1,059        --        37,786
   Corporate securities...........     529,943   13,958      1,255      542,646
                                    ----------  -------     ------   ----------
   Total..........................  $1,182,523  $23,669     $1,367   $1,204,825
                                    ==========  =======     ======   ==========

  Short-term fixed maturity securities with a statement value and NAIC market value of $17.5 million at December 31, 1997 are included in the above table. As of December 31, 1997, the Company had $3.4 million (par value $3.1 million) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

  The statement values and NAIC market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities which are stated at expected maturity) at December 31, 1997 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

                                                                        NAIC
                                                          STATEMENT    MARKET
                                                            VALUE      VALUE
                                                          ---------- ----------
                                                             (000'S OMITTED)
   Due in one year or less............................... $   51,816 $   53,012
   Due after one year through five years.................    352,716    359,038
   Due after five years through ten years................    375,678    383,135
   Due after ten years...................................    402,313    409,640
                                                          ---------- ----------
   Total................................................. $1,182,523 $1,204,825
                                                          ========== ==========

  Proceeds from the sale of investments in fixed maturity securities during 1997 were $880.4 million. Gross gains of $12.8 million and gross losses of $4.2 million were realized on these sales, of which $8.6 million of gains were accumulated (net of applicable tax expense of $2.7 million) in the IMR. Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During the year, $3.0 million of the IMR was amortized and included in net investment income.

  The statement values and NAIC market values of investments in fixed maturity securities at December 31, 1996 are as follows:

                                                 GROSS      GROSS       NAIC
                                    STATEMENT  UNREALIZED UNREALIZED   MARKET
   CATEGORY                           VALUE      GAINS      LOSSES     VALUE
   --------                         ---------- ---------- ---------- ----------
                                                  (000'S OMITTED)
   U.S. Treasury securities and
    obligations of U.S. Government
    corporations and agencies.....  $  531,478  $ 5,945     $   87   $  537,336
   Obligations of states and
    political subdivisions........       7,160      490        --         7,650
   Debt securities issued by
    foreign governments...........      43,067    3,479        181       46,365
   Corporate securities...........     663,721    8,857      7,196      665,382
                                    ----------  -------     ------   ----------
   Total..........................  $1,245,426  $18,771     $7,464   $1,256,733
                                    ==========  =======     ======   ==========

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  Short-term fixed maturity securities with a statement value and NAIC market value of $27.8 million at December 31, 1996 are included in the above table. As of December 31, 1996, the Company had $3.5 million (par value $3.1 million) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

  Proceeds from the sale of investments in fixed maturity securities during 1996 were $486.7 million. Gross gains of $.6 million and gross losses of $5.7 million were realized on these sales, of which $3.3 million of losses were accumulated (net of applicable tax benefits of $1.8 million) in the IMR. Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 1996, $3.7 million of the IMR was amortized and included in net investment income.

  Net realized capital losses reflected in the statements of operations for the years ended December 31, 1997 and 1996 were as follows:

                                                                 1997    1996
                                                                ------- -------
                                                                (000'S OMITTED)
   Mortgage loans and equity securities........................ $ 2,637 $ 1,670
                                                                ------- -------
   Net realized capital losses................................. $ 2,637 $ 1,670
                                                                ======= =======

  At December 31, 1997, net unrealized appreciation of equity securities was $19 thousand.

4. REINSURANCE AND RELATED TRANSACTIONS

  The Company has a bulk coinsurance agreement with its ultimate parent, Mutual of America, covering certain non-pension insurance business. In consideration for additional reserves assumed under this agreement, the Company assumed premiums and annuity considerations of $18.7 million and $12.9 million in 1997 and 1996, respectively. Total reserve liabilities reinsured under this agreement were as follows:

                                                                    1997   1996
                                                                   ------ ------
                                                                   (IN MILLIONS)
   Life and annuity............................................... $686.0 $766.3
   Funding agreements............................................. $   .4 $ 57.9
   Other reserves................................................. $  9.7 $  9.1

5. PENSION PLAN AND POSTRETIREMENT BENEFITS

  Mutual of America is the administrator for a qualified, non-contributory defined benefit pension plan covering virtually all of its own and the Company's eligible employees. Benefits are generally based on years of service and final average salary. Mutual of America's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). Mutual of America also maintains a non-qualified defined benefit plan. This plan provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA.

  At December 31, 1997, all of the qualified pension plan assets are invested in one of Mutual of America's Separate Accounts (consisting primarily of equity securities) and participation in certain other funds managed by outside investment advisers. Pension expense allocated to the Company in 1997 and 1996 was $388 thousand and $833 thousand, respectively.

  In addition to the above noncontributory defined benefit plan, all employees may participate in a 401(k) savings plan, under which the Company matches half of the employees' basic contribution up to 6% of salary. The cost of the plan was approximately $75 thousand and $125 thousand in 1997 and 1996, respectively.

  Mutual of America also administers two defined benefit postretirement plans providing medical, dental and life insurance benefits. These plans cover substantially all of its own and the Company's salaried employees. Employees may become eligible for such benefits upon attainment of retirement age, while in the employ of the Company, and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED) insurance benefits. The postretirement plans are contributory for those individuals who retire with less than twenty years of eligible service with retiree contributions adjusted annually, and other cost sharing features, such as deductibles and coinsurance. Postretirement benefit expense allocated to the Company for the years ended 1997 and 1996 was $81 thousand and $199 thousand, respectively.

  Mutual of America also sponsors a long-term performance based incentive compensation plan for certain employees. Shares are granted each year and generally vest over a three year period. The value of such shares is based upon increases in Mutual of America's statutory surplus and the maintenance of certain financial ratios.

6. COMMITMENTS AND CONTINGENCIES

  The Company is involved in various legal actions which have arisen in the course of its business. In the opinion of management, the ultimate liability with respect to such lawsuits, as well as other contingencies, is not considered to be material in relation to the Company's financial statements.

7. FEDERAL INCOME TAXES

  The tax provision for the Company was calculated in accordance with the Internal Revenue Code of 1986, as amended. The Company files its federal tax return on a separate company basis. The difference between the Company's effective tax rate and the expected income tax computed by applying the federal income tax rate of 35% to the net gain from operations before federal income taxes results from the recognition of revenues and expenses in different periods for statutory and tax accounting purposes and are primarily due to policyholder insurance reserves, deferred acquisition costs and realized capital gains and losses.

8. RELATED PARTY TRANSACTIONS

  Mutual of America has incurred operating and investment-related costs in connection with the use of its personnel and property on behalf of the Company. During 1997 and 1996, operating and investment-related expenses of $18.6 million and $1.6 million and $18.9 million and $1.2 million, respectively, were charged to the Company and are reflected in the accompanying statements of operations and surplus.

9. RECONCILIATION OF STATUTORY-BASIS FINANCIAL RESULTS TO A GENERALLY ACCEPTED ACCOUNTING PRINCIPLES BASIS

  The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department which practices differ from GAAP. The variances between such practices and GAAP and the effects on the accompanying financial statements follow:

  Asset Valuations and Investment Income Recognition -- GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair market value with the unrealized gains and losses applied directly to surplus; whereas for statutory accounting all bonds and notes are carried at their amortized cost.

  Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting. Additionally, capital gains and losses are not recognized when a security is sold and the same or substantially the same security is repurchased, unless the repurchase occurs after a reasonable exposure to market risk.

  A general formula based AVR is recorded for statutory accounting purposes, whereas such reserves are established under GAAP only when an asset's impairment is considered to be other than temporary.

  Certain assets, principally furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a charge to surplus; whereas under GAAP, such assets are carried at their amortized cost.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  Policy Acquisition Costs -- Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred.

  Insurance and Annuity Reserves -- Under statutory accounting practices the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the State of New York Insurance Department. Under GAAP, for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

  Premium Recognition -- Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

  Deferred Income Taxes -- GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting basis of assets and liabilities. Deferred income taxes are not recorded for statutory accounting purposes.

  The tables that follow provide a reconciliation of the 1997 and 1996 statutory financial results reflected in the accompanying financial statements to a GAAP basis:

   RECONCILIATION OF STATUTORY TO GAAP SURPLUS                 1997      1996
   -------------------------------------------               --------  --------
                                                             (000'S OMMITTED)
   Statutory Surplus........................................ $ 82,485  $ 72,395
    Market value adjustment related to AFS bonds and notes..   67,088    28,981
    Realized capital gains..................................   12,097     4,520
    AVR.....................................................    6,139    10,684
    Deferred policy acquisition costs.......................   12,364    13,386
    Policy reserve adjustments..............................   10,319     9,500
    Non-admitted assets.....................................      489       718
    Deferred income taxes and other.........................  (24,004)  (10,628)
                                                             --------  --------
   GAAP Surplus............................................. $166,977  $129,556
                                                             ========  ========
   RECONCILIATION OF STATUTORY TO GAAP NET INCOME              1997      1996
   ----------------------------------------------            --------  --------
                                                             (000'S OMMITTED)
   Statutory Net Income..................................... $  5,239  $  4,085
    Investment income adjustments...........................   (1,180)   (1,888)
    Realized capital gains..................................   13,580       155
    Policy reserve adjustments..............................      835        67
    Deferred policy acquisition costs.......................      440       399
    Deferred income taxes and other.........................   (6,881)   (1,633)
                                                             --------  --------
   GAAP Net Income.......................................... $ 12,033  $  1,185
                                                             ========  ========
   RECONCILIATION OF GAAP TO STATUTORY PREMIUMS                1997      1996
   --------------------------------------------              --------  --------
                                                             (000'S OMMITTED)
   GAAP Premium Income...................................... $ 30,397  $ 25,020
    Premiums from investment contracts......................   79,999    66,166
                                                             --------  --------
   Statutory Premium Income................................. $110,396  $ 91,186
                                                             ========  ========